MERRILL LYNCH
ASSET BUILDER
PROGRAM, INC.




FUND LOGO




Semi-Annual Report

July 31, 1999





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Asset Builder Program, Inc.


Officers and
Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Christopher G. Ayoub, Senior Vice President
Robert C. Doll, Senior Vice President
Lawrence R. Fuller, Senior Vice President
Geraldine C. Gunn Hertig, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Thomas R. Robinson, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Asset Builder Program, Inc., July 31, 1999



DEAR SHAREHOLDER

We are pleased to provide you with this semi-annual report for Merrill Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives.

Complete performance information for all five portfolios can be found on pages 7--10 of this report to shareholders.

Fundamental Value Portfolio
For the quarter ended July 31, 1999, Fundamental Value Portfolio's Class A, Class B, Class C and Class D Shares gained 0.64%, 0.39%, 0.39% and 0.58%, respectively, slightly exceeding the -0.16% total return for the unmanaged Standard & Poor's 500 (S&P 500) Index. In contrast to the April quarter, when value equities sharply outperformed growth issues, the two investment styles performed comparably during the July quarter.

Leading sectors in the Portfolio included technology, capital goods and telecommunications, with standout individual gainers including Hewlett-Packard Company, SPX Corporation, Honeywell Inc., International Business Machines Corporation and Novell, Inc. All five issues enjoyed improved fundamental trends during the July quarter, while Honeywell Inc. also benefited from a takeover by Allied Signal, Inc. Lagging areas in the July quarter included automotive, insurance and financial equities. Performance in these sectors was constrained by the prospect of a less favorable interest rate backdrop.

During the July quarter, we initiated three new positions and eliminated five. The additions to the Portfolio included Compaq Computer Corporation, First Union Corporation and Lockheed Martin Corporation, issues that were trading at least 30% below their 52-week highs. Compaq Computer Corporation, the world's largest supplier of computing systems, develops and markets hardware, software and services, including enterprise computing solutions, fault-tolerant business critical solutions, networking and communication products, and desktop and portable computers. The company's shares have been pressured by poor operating results reflecting a highly competitive personal computer environment, sluggish revenue from services and high-end servers and a bloated cost structure. The problems culminated in the removal of the former chief executive officer (CEO) and chief financial officer and the resignation of other senior management. A newly installed CEO has announced a sizable restructuring program entailing headcount reductions, plant closings and the potential for $2 billion in annual cost savings. Although Compaq faces formidable challenges, we believe the shares adequately reflect the adversities. Compaq was available at a modest one times sales per share, a sharp discount to comparable companies. We believe the initiatives announced by the new management eventually will lead to a turnaround in the company's performance.

First Union Corporation, the nation's sixth-largest bank, has reported a series of earnings shortfalls related to obstacles in the integration of several acquisitions and higher-than-expected spending on new initiatives. We believe these problems are being resolved and that the company is positioned for renewed earnings growth. First Union was available at a modest 12.5 times 2000 estimated earnings per share and offered an above-average dividend yield of 4.2%. Bolstering the case for these shares is insider buying and a sizable share buyback program.

Lockheed Martin Corporation, the world's largest defense company, has been plagued by a number of adversities such as satellite launch failures, cost overruns on key programs and dilution from a recent acquisition. These problems have caused earnings estimates to be sharply reduced. We believe the recovery outlook for Lockheed Martin Corp. in 2000 and beyond is bright. We expect the company to benefit from a resolution of the problems that had pressured results, aggressive cost-reduction efforts and expected asset sales. Additionally, the company is likely to profit from an increase in the US defense spending budget, the first increase in 13 years. Lockheed was available at 16.3 times 2000 estimated earnings per share.

On the sell side, we eliminated Texas Instruments Incorporated and Aetna Inc. since these shares appeared fairly valued. We sold Great Lakes Chemical Corporation, WHX Corporation and Occidental Petroleum Corporation in order to reduce our overweighted positions in the outperforming basic industry and energy sectors. Following these and other investment activities, the Fund's top sector representations included energy (13.6% of net assets), basic industry (12.6%), technology (11.5%) and banking (8.2%).

Although value equity outperformance relative to growth stalled in the July quarter, we believe the prospect for value equities remains favorable. A continuation of current trends--a global economic rebound, a vibrant US economy and S&P earnings progress - provides a solid backdrop for value outperformance, in our view. Further bolstering the case for value equities is the compelling investment attributes accorded many shares. Fundamental Value Portfolio is indicative of this opportunity with the Portfolio's price/earnings multiple 40% below that of the S&P 500 Index and the price/book ratio at a 65% discount to the market benchmark.

Global Opportunity Portfolio
As of July 31, 1999, the asset allocation for Global Opportunity
Portfolio was: foreign stocks, 41% of net assets; US stocks, 30%;
foreign bonds, 14%; US bonds, 12%; and cash reserves, 3%.

An increasingly cautious near-term outlook led us to reduce our allocation to US equities from 39% of net assets to 30% during the three months ended July 31, 1999. This cutback in US common stocks reflected our belief that a desire to preempt inflationary pressures in the US economy could lead the Federal Reserve Board to continue to gradually tighten monetary policy in coming months. In reducing the US equity weighting, we did not significantly alter the Portfolio's asset allocation within the sector. The technology group continued to account for the largest portion of US equity assets. Other relatively large sector commitments included financials, consumer staples and health care.

We increased the Portfolio's foreign equity representation slightly from 40% of net assets to 41% during the July quarter. We maintained an overweighted commitment in Japanese equities relative to the benchmark unmanaged Morgan Stanley Capital International Europe, Australia, Far East Index. Within the sector, we reduced representation in export-related equities through partial profit-taking in major commitments, such as Fujitsu Limited, in favor of increased representation in companies more dependent on the domestic Japanese economy. New positions with a domestic orientation included East Japan Railway Company and Mitsukoshi, Ltd. We eliminated the hedge of Japanese stocks back to the US dollar, given our belief that potential for a weak yen has been reduced by evidence of a bottoming in the Japanese economy.

We also expanded our commitment to Asia (excluding Japan) through positions in Pohang Iron and Steel Company, Ltd., Development Bank of Singapore Limited and Hutchison Whampoa Limited. We continue to maintain representation in Latin America through selected Brazilian commitments. Europe, including the United Kingdom, remains the largest regional commitment in the portfolio. We have not significantly changed the allocation within Europe, and have significant commitments in telecommunications service and equipment, financials, food and healthcare.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


During the three months ended July 31, 1999, we increased our commitment to US bonds from 6% of net assets to 12%. Our cautious outlook led us to reduce the Portfolio's average duration from 7.0 years to 4.7 years. However, over the longer term, we are optimistic that US intermediate and longer-term interest rates will decline, as the tightening in monetary policy now being undertaken is likely to prevent a resurgence of inflation in the United States. We modestly reduced our foreign bond representation from 15% of net assets to 14% during the July quarter. We took advantage of appreciation to liquidate our position in New Zealand bonds. We retain positions in German and UK bonds, where the risk/reward relationship remains favorable, in our view.

Growth Opportunity Portfolio
For the quarter ended July 31, 1999, Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares had total returns of-- 0.85%, -1.13%, -1.13% and -0.96%, respectively, compared to the--
0.16% total return for the unmanaged Standard & Poor's 500 (S&P 500) Index. The reasons for the Portfolio's underperformance included the apparent shift of investors to value investing types of stocks and the broadening of investor focus from the largest market capitalization companies to small- and medium-sized capitalization companies. During the July quarter, companies in the energy, energy services, aluminum, steel, paper, chemicals, motor vehicles, construction and agricultural equipment industries had substantial stock price increases, in both absolute and relative terms. The Portfolio has relatively insignificant investment weightings in companies in these industry sectors. The best-performing industry sectors in the portfolio during the July quarter were telecommunications (representing 13.6% of net assets at July 31), specialty retailing (5.2%) and communications equipment (5.1%). During the July quarter, six of the top ten equity holdings in the Portfolio had stock price appreciation greater than the total investment return of the unmanaged S&P 500 Index.

We added five new companies to the Portfolio during the July quarter. In the communications equipment industry, we added 3Com Corporation in response to the attractive valuation and the prospects for an acceleration in the growth of earnings as new Internet products are released and marketed. We added Copper Mountain Networks, Inc. to the Portfolio because of the likelihood of very rapid growth in revenues and earnings of this newer supplier of Internet telecommunications equipment. In the energy sector, we added Duke Energy Corporation and Utilicorp United Inc., which are two of the leading marketers of unregulated wholesale electric power in the United States. The leading company in this sector is Enron Corp., which is one of the Portfolio's holdings. We purchased Class H shares of General Motors as General Motors Hughes develops and introduces, in a joint venture with America Online, Inc., a new and enhanced level of television and Internet access services. We believed this was a good investment because of the potential for rapid growth in the satellite communications subscriber base from over seven million households to a much larger customer base.

We eliminated one holding from the Portfolio during the July quarter. For valuation reasons, we sold our position in Ameritech
Corporation.

Quality Bond Portfolio
Our investment strategy for the Quality Bond Portfolio can best be characterized as cautiously optimistic. From a duration perspective, we have maintained a slightly lower (0.05 year--0.15 year) profile than the benchmark Merrill Lynch Corporate Master Index, considering the bias toward higher interest rates. Given the negative prevailing investor psychology, we raised our expectations relative to the trading band for the 30-year bond to 5.75%--6.25%. If the yield of the bond reached the high end of our range, we expected to go slightly long relative to the Index since we were not looking for interest rates to trend higher over the long term. In essence, we believed that the foundation for a slowdown in the economy had already been laid given the higher prevailing interest rates and the impact exacted by recent stock market activity on the relationship of wealth to spending.

Consistent with recent strategy, we continued to seek higher coupon issues with an attractive spread to US Treasury bonds given our outlook for the near-term direction of interest rates. We also remained committed to bigger, more liquid issues. Our Treasury holdings have been kept to an absolute minimum as we have focused on the need to build current income, although recent strategy incorporated a shift toward Treasury issues given our expectations for corporate spreads to widen during the third quarter. Furthermore, productivity and the correlation to corporate profitability, as well as a sharp drop-off in new issuance, should be sufficient enough to initiate a trend toward tighter yield spreads as we enter the final quarter of 1999. Corporate issuance remained very active, with investor demand fairly enthusiastic. In fact, the majority of the new transactions prior to mid-July had been significantly oversubscribed and well bid.

With respect to security-specific issues, we began to add to several sectors including paper and pulp producers and forest product companies. We also added to our positions in defense-related companies as well as apparel manufacturers. These sectors experienced improved economics yet still retained very attractive yield advantages relative to Treasury securities. During the later part of the period, we slightly reduced the Portfolio's position in real estate investment trusts given the strong performance this group experienced during early 1999. However, we still have an overweighted position relative to the Index since we believe this sector will continue to perform well, although we expect to bring this position closer to a neutral posture as spreads compress. We also overweighted the information and technology group given the strong economic fundamentals characterizing that industry. Currently, we have a 10% overweighted position in corporate bonds rated BBB, a situation we expect to maintain considering the attractive spread relationship and the favorable relative value attributes of that group.

US Government Securities
Portfolio
During the July quarter, US interest rates rose across the board. Federal Reserve Board Chairman Alan Greenspan elected to tighten monetary policy and raise the Federal Funds rate 25 basis points. Because of a continued strong economy and increased fears of inflation, the financial markets were quick to price in an additional 25 basis point increase, which occurred at August month-end. In addition, the two-year, five-year and ten-year Treasury note yields all rose in excess of 55 basis points during the July quarter. Additionally, the 30-year bond yield rose 44 basis points. These rate increases resulted in negative price returns for most fixed-income investments.

Mortgage-backed securities (MBS) typically outperform their Treasury benchmarks in a rising interest rate environment and have done so on a year-to-date basis. However, because interest rates and volatility have risen so dramatically, MBS have underperformed their Treasury benchmarks for the July quarter. As interest rates rise, and refinancing opportunities diminish, prepayments dramatically slow and cause the average life of MBS to extend. Just as the fear of much lower interest rates causes prepayment risk in MBS, much higher interest rates create extension risk in MBS. Just as increased cash flows were not favorable in a falling interest rate environment, decreased cash flows are unfavorable in a rising interest rate environment. To illustrate the effect rising interest rates had on MBS, the unmanaged Salomon Mortgage Index started the July quarter with a 3.07 year duration and ended the period at 4.37 years.

We have made several trades in the Portfolio to seek to reduce extension risk. These trades included moving up in coupon, raising the cash allocation and selling longer-term MBS in favor of short-term Treasury notes. The Portfolio ended the period with 7% of net assets in cash, 12% in US Treasury notes and 10% in a Federal National Mortgage Association multi-family pool, which have no extension risk. Additionally, the Portfolio has a 25% 15-year MBS allocation whose shorter average life is likely to be beneficial should long-term interest rates continue to rise. At July 31, 1999, our position in 30-year MBS stood at 46% of net assets.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


With the Federal Funds rate at 5.00% and the yield on the two-year Treasury bond ending the quarter at 5.60%, the financial markets were strongly anticipating at least a 25 basis point increase to the Federal Funds rate (which occurred in August). Going forward, we expect the Federal Reserve Board to continue to closely monitor economic data as it is released. As interest rates stabilize and volatility subsides, we believe MBS will once again outperform their Treasury counterparts, and yield spreads will tighten, making MBS a very attractive fixed-income investment.

In Conclusion
We thank you for your investment in Merrill Lynch Asset Builder
Program, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Geraldine Gunn Hertig)
Geraldine Gunn Hertig
Senior Vice President and
Portfolio Manager
Fundamental Value Portfolio



(Thomas R. Robinson)
Thomas R. Robinson
Senior Vice President and
Portfolio Manager
Global Opportunity Portfolio



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager
Growth Opportunity Portfolio



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and
Portfolio Manager
Quality Bond Portfolio



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager
US Government Securities Portfolio



September 13, 1999



Merrill Lynch Asset Builder Program, Inc., July 31, 1999


PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


PERFORMANCE DATA (continued)

Fundamental
Value Portfolio

Average Annual
Total Returns

                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class A Shares*

Year Ended 6/30/99                      +11.00%          + 5.17%
Inception (2/01/95) to 6/30/99          +18.62           +17.18

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class B Shares*

Year Ended 6/30/99                      + 9.72%          + 5.72%
Inception (2/01/95) to 6/30/99          +17.34           +17.34

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class C Shares*

Year Ended 6/30/99                      + 9.72%          + 8.72%
Inception (2/01/95) to 6/30/99          +17.33           +17.33

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class D Shares*

Year Ended 6/30/99                      +10.70%          + 4.88%
Inception (2/01/95) to 6/30/99          +18.34           +16.90

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Global
Opportunity
Portfolio

Average Annual
Total Returns

                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class A Shares*

Year Ended 6/30/99                       +2.56%           -2.82%
Inception (2/01/95) to 6/30/99           +9.67            +8.34

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class B Shares*

Year Ended 6/30/99                       +1.45%           -2.55%
Inception (2/01/95) to 6/30/99           +8.49            +8.49

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class C Shares*

Year Ended 6/30/99                       +1.46%           +0.46%
Inception (2/01/95) to 6/30/99           +8.45            +8.45

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class D Shares*

Year Ended 6/30/99                       +2.39%           -2.99%
Inception (2/01/95) to 6/30/99           +9.43            +8.10

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Growth
Opportunity
Portfolio

Average Annual
Total Returns

                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class A Shares*

Year Ended 6/30/99                      +24.13%          +17.61%
Inception (2/02/96) to 6/30/99          +25.50           +23.53

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class B Shares*

Year Ended 6/30/99                      +22.70%          +18.70%
Inception (2/02/96) to 6/30/99          +24.16           +23.99

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class C Shares*

Year Ended 6/30/99                      +22.69%          +21.69%
Inception (2/02/96) to 6/30/99          +24.12           +24.12

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class D Shares*

Year Ended 6/30/99                      +23.79%          +17.29%
Inception (2/02/96) to 6/30/99          +25.26           +23.29

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Quality Bond
Portfolio

Average Annual
Total Returns

                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class A Shares*

Year Ended 6/30/99                       +2.11%           -1.98%
Inception (2/01/95) to 6/30/99           +6.17            +5.19

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class B Shares*

Year Ended 6/30/99                       +1.45            -2.34
Inception (2/01/95) to 6/30/99           +5.30            +5.30

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class C Shares*

Year Ended 6/30/99                       +1.40%           +0.45%
Inception (2/01/95) to 6/30/99           +5.23            +5.23

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class D Shares*

Year Ended 6/30/99                       +1.95%           -2.12%
Inception (2/01/95) to 6/30/99           +5.91            +4.93

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


US Government
Securities
Portfolio

Average Annual
Total Returns

                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class A Shares*

Year Ended 6/30/99                       +4.70%           +0.52%
Inception (2/01/95) to 6/30/99           +8.55            +7.55

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class B Shares*

Year Ended 6/30/99                       +3.93%           +0.05%
Inception (2/01/95) to 6/30/99           +7.69            +7.69

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class C Shares*

Year Ended 6/30/99                       +3.87%           +2.90%
Inception (2/01/95) to 6/30/99           +7.63            +7.63

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class D Shares*

Year Ended 6/30/99                       +4.55%           +0.37%
Inception (2/01/95) to 6/30/99           +8.30            +7.30

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                     12 Month      3 Month        Since        Standardized
                                                      Total         Total       Inception      30-day Yield
                                                      Return        Return     Total Return   As of 7/31/99
Fundamental Value Portfolio Class A Shares           +14.32%        +0.64%       +107.92%           --
Fundamental Value Portfolio Class B Shares           +13.07         +0.39        + 98.12            --
Fundamental Value Portfolio Class C Shares           +13.07         +0.39        + 98.05            --
Fundamental Value Portfolio Class D Shares           +14.04         +0.58        +105.74            --
Global Opportunity Portfolio Class A Shares          + 4.32         +1.59        + 51.41            --
Global Opportunity Portfolio Class B Shares          + 3.14         +1.30        + 44.17            --
Global Opportunity Portfolio Class C Shares          + 3.06         +1.30        + 43.93            --
Global Opportunity Portfolio Class D Shares          + 4.00         +1.51        + 49.83            --
Growth Opportunity Portfolio Class A Shares          +19.88         -0.85        +108.84            --
Growth Opportunity Portfolio Class B Shares          +18.54         -1.13        +101.21            --
Growth Opportunity Portfolio Class C Shares          +18.52         -1.13        +100.93            --
Growth Opportunity Portfolio Class D Shares          +19.56         -0.96        +107.32            --
Quality Bond Portfolio Class A Shares                + 1.58         -2.43        + 29.51           6.94%
Quality Bond Portfolio Class B Shares                + 0.92         -2.71        + 24.84           6.46
Quality Bond Portfolio Class C Shares                + 0.87         -2.72        + 24.47           6.41
Quality Bond Portfolio Class D Shares                + 1.43         -2.59        + 28.07           6.69
US Government Securities Portfolio Class A Shares    + 3.78         -1.56        + 42.94           6.14
US Government Securities Portfolio Class B Shares    + 3.02         -1.65        + 37.92           5.63
US Government Securities Portfolio Class C Shares    + 2.96         -1.67        + 37.55           5.58
US Government Securities Portfolio Class D Shares    + 3.53         -1.53        + 41.42           5.89

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. The Program's since inception dates are from 2/01/95 for Fundamental Value Portfolio, Global Opportunity Portfolio, Quality Bond Portfolio & US Government Securities Portfolio and from 2/02/96 for Growth Opportunity Portfolio.


SCHEDULE OF INVESTMENTS                                                                                         (in US dollars)
             Fundamental Value Portfolio
MIDDLE                               Shares                                                                 Value    Percent of
EAST         Industries               Held                Investments                      Cost           (Note 1a)  Net Assets
Israel       Computer Services       120,000  ++Scitex Corporation Ltd. (Ordinary)     $  1,136,092     $  1,147,500    1.1%

                                                Total Investments in the Middle East      1,136,092        1,147,500    1.1


NORTH
AMERICA


United       Aerospace & Defense      40,000    The Boeing Company                        1,345,983        1,815,000    1.7
States                                45,000    Lockheed Martin Corporation               1,623,950        1,566,563    1.4
                                                                                       ------------     ------------  ------
                                                                                          2,969,933        3,381,563    3.1

             Automotive               20,000    Dana Corporation                            821,070          835,000    0.8
                                      60,000    Delphi Automotive Systems Corporation     1,036,562        1,080,000    1.0
                                      20,000    Ford Motor Company                          429,535          972,500    0.9
                                      18,000    General Motors Corporation                  807,645        1,096,875    1.0
                                                                                       ------------     ------------  ------
                                                                                          3,094,812        3,984,375    3.7

             Banking & Financial      26,000    Associates First Capital
                                                Corporation (Class A)                       751,607          996,125    0.9
                                      40,000    Citigroup Inc.                            1,473,267        1,782,500    1.6
                                      35,000    First Union Corporation                   1,591,790        1,610,000    1.5
                                     105,000    Hibernia Corporation (Class A)            1,309,566        1,496,250    1.3
                                      44,000    National City Corporation                 1,521,910        1,309,000    1.2
                                      50,000    Wells Fargo Company                       1,274,628        1,950,000    1.8
                                                                                       ------------     ------------  ------
                                                                                          7,922,768        9,143,875    8.3

             Beverage &               30,000    The Seagram Company Ltd.                  1,068,434        1,539,375    1.4
             Entertainment

             Capital Equipment        20,000    Eaton Corporation                         1,422,412        1,978,750    1.8
             Chemicals                30,000    E.I. du Pont de Nemours and Company       1,704,050        2,161,875    1.9
                                      40,000    Hercules Incorporated                     1,235,382        1,395,000    1.3
                                                                                       ------------     ------------  ------
                                                                                          2,939,432        3,556,875    3.2

             Computer Equipment       70,000    Compaq Computer Corporation               1,710,780        1,680,000    1.5
                                      25,000    Hewlett-Packard Company                   1,326,500        2,617,187    2.4
                                                                                       ------------     ------------  ------
                                                                                          3,037,280        4,297,187    3.9

             Computer Software        55,000  ++Novell, Inc.                                418,750        1,412,813    1.3

             Cosmetics &              45,000    Kimberly-Clark Corporation                2,133,972        2,745,000    2.5
             Toiletries

             Electric Utilities       70,000    Cinergy Corp.                             2,305,917        2,095,625    1.9

             Electronic               45,000    Thomas & Betts Corporation                1,856,316        2,036,250    1.8
             Components

             Fertilizer               65,000    IMC Global Inc.                           1,928,484        1,186,250    1.1

             Foods                    35,000    General Mills, Inc.                       2,365,671        2,898,437    2.6



Merrill Lynch Asset Builder Program, Inc., July 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US dollars)
             Fundamental Value Portfolio (concluded)
NORTH AMERICA                         Shares                                                                Value   Percent of
(concluded)  Industries                Held                 Investments                     Cost          (Note 1a) Net Assets
United       Health Care              56,000    Columbia/HCA Healthcare Corporation    $  1,587,396     $  1,246,000    1.1%
States       Services
(concluded)
             Information               8,000    Honeywell Inc.                              658,980          958,500    0.9
             Processing               26,000    International Business Machines
                                                Corporation                                 888,582        3,267,875    2.9
                                                                                       ------------     ------------  ------
                                                                                          1,547,562        4,226,375    3.8

             Insurance                60,000    The Allstate Corporation                  2,509,537        2,130,000    1.9
                                      40,000    The Chubb Corporation                     2,494,249        2,392,500    2.2
                                      40,000    PartnerRe Ltd.                            1,759,419        1,520,000    1.4
                                                                                       ------------     ------------  ------
                                                                                          6,763,205        6,042,500    5.5

             Machinery                30,000    Deere & Company                             929,241        1,147,500    1.0
                                      30,000    ITT Industries, Inc.                        716,232        1,121,250    1.0
                                      20,000  ++SPX Corporation                           1,175,162        1,700,000    1.6
                                                                                       ------------     ------------  ------
                                                                                          2,820,635        3,968,750    3.6

             Metals--Non-Ferrous      45,000    ASARCO Incorporated                       1,240,590          798,750    0.7

             Natural Gas              24,000    Enron Corp.                                 936,185        2,044,500    1.8
                                      55,000    Sonat Inc.                                2,188,180        1,935,313    1.8
                                                                                       ------------     ------------  ------
                                                                                          3,124,365        3,979,813    3.6

             Oil--Domestic            20,000    Atlantic Richfield Company (ARCO)         1,362,162        1,801,250    1.6
                                      40,000    Sunoco, Inc.                              1,256,544        1,220,000    1.1
                                                                                       ------------     ------------  ------
                                                                                          2,618,706        3,021,250    2.7

             Oil--International       25,000    Exxon Corporation                         1,524,560        1,984,375    1.8

             Oil Services             30,000    Diamond Offshore Drilling, Inc.           1,407,557          960,000    0.9
                                      30,000    Halliburton Company                         927,909        1,383,750    1.2
                                                                                       ------------     ------------  ------
                                                                                          2,335,466        2,343,750    2.1

             Packaging                50,000    Crown Cork & Seal Company, Inc.           2,106,275        1,465,625    1.3

             Paper & Forest           20,000    International Paper Company                 805,487        1,022,500    0.9
             Products                 70,000    Louisiana-Pacific Corporation             1,551,112        1,535,625    1.4
                                                                                       ------------     ------------  ------
                                                                                          2,356,599        2,558,125    2.3

             Photography              22,000    Eastman Kodak Company                     1,556,016        1,520,750    1.4

             Railroads                55,000    Union Pacific Corporation                 2,978,576        2,987,188    2.7

             Retail                   15,000    Dillard's, Inc. (Class A)                   368,400          462,187    0.4
                                      65,000  ++Kmart Corporation                           750,038          942,500    0.8
                                      35,000    Sears, Roebuck & Co.                      1,560,565        1,417,500    1.3
                                      45,000  ++Toys 'R' Us, Inc.                         1,178,997          731,250    0.7
                                      40,500  ++Venator Group, Inc.                         570,707          425,250    0.4
                                                                                       ------------     ------------  ------
                                                                                          4,428,707        3,978,687    3.6

             Steel                    40,000    USX-U.S. Steel Group                      1,147,077        1,037,500    0.9

             Telecommunications       50,000  ++3Com Corporation                          1,264,976        1,206,250    1.1
                                      37,500    AT&T Corp.                                  885,187        1,947,656    1.8
                                      15,000    Bell Atlantic Corporation                   686,660          956,250    0.9
                                      25,000    GTE Corporation                           1,113,376        1,842,187    1.7
                                      20,000    Motorola, Inc.                            1,053,130        1,825,000    1.6
                                                                                       ------------     ------------  ------
                                                                                          5,003,329        7,777,343    7.1

             Tobacco                  40,000    Philip Morris Companies Inc.              1,579,770        1,490,000    1.3

                                                Total Investments in North America       78,183,015       90,683,156   82.1


WESTERN
EUROPE

Netherlands  Oil--International       40,000    Royal Dutch Petroleum Company (NY
                                                Registered Shares)                        2,093,069        2,440,000    2.2

                                                Total Investments in the Netherlands      2,093,069        2,440,000    2.2


United       Petroleum                12,202  ++BP Amoco PLC (ADR)*                         941,412        1,413,907    1.3
Kingdom
                                                Total Investments in the United
                                                Kingdom                                     941,412        1,413,907    1.3


                                                Total Investments in Western Europe       3,034,481        3,853,907    3.5


SHORT-TERM                          Face
SECURITIES                         Amount       Issue

             Commercial        US$ 4,422,000    General Electric Capital Corp.,
             Paper**                            5.13% due 8/02/1999                       4,420,740        4,420,740    4.0

             US Government         6,000,000    Federal Home Loan Mortgage Corporation
             Agency                             Participation Certificates, 4.96%
             Obligations**                      due 8/03/1999                             5,997,520        5,997,520    5.4
                                   5,000,000    Federal National Mortgage Association,
                                                4.98% due 9/08/1999                       4,973,025        4,973,025    4.5

                                                Total Investments in Short-Term
                                                Securities                               15,391,285       15,391,285   13.9


             Total Investments                                                         $ 97,744,873      111,075,848  100.6
                                                                                       ============
             Liabilities in Excess of Other Assets                                                          (611,990)  (0.6)
                                                                                                        ------------  ------
             Net Assets                                                                                 $110,463,858  100.0%
                                                                                                        ============  ======

            *American Depositary Receipts (ADR).
           **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
           ++Non-income producing security.

             See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
             Global Opportunity Portfolio
                                   Face                                                                   Value     Percent of
COUNTRY                           Amount           Foreign Government Obligations          Cost         (Note 1a)   Net Assets
Germany                     E      1,800,000    BundesObligation, 4.75% due
                                                11/20/2001                             $  2,183,617     $  1,973,104    3.3%
                                                Bundesrepublik Deutschland:
                                   2,700,000      4.75% due 7/04/2008                     3,219,869        2,880,609    4.7
                                   1,060,000      4.75% due 7/04/2028                     1,250,708          995,670    1.6
                                                                                       ------------     ------------  ------
                                                                                          6,654,194        5,849,383    9.6


United                      Pound  1,424,000    United Kingdom Treasury Gilt, 7.25%
Kingdom                     Sterling            due 12/07/2007                            2,706,702        2,552,115    4.2

                                                Total Investments in Foreign
                                                Government Obligations                    9,360,896        8,401,498   13.8


                                                  US Government & Agency Obligations

United States                                   Federal National Mortgage Association:
                            US$      840,000      5.125% due 2/13/2004                      823,931          797,866    1.3
                                   1,000,000      5.75% due 2/15/2008                       996,094          939,530    1.6
                                     625,000      6.375% due 6/15/2009                      624,024          609,569    1.0
                                                US Treasury Notes & Bonds:
                                   3,100,000      5.75% due 6/30/2001                     3,118,374        3,104,845    5.1
                                     650,000      4.25% due 11/15/2003                      615,418          610,695    1.0
                                     900,000      6.625% due 2/15/2027                    1,019,214          938,394    1.5

                                                Total Investments in US Government
                                                & Agency Obligations                      7,197,055        7,000,899   11.5


                                                Total Investments in Foreign &
                                                US Government & Agency Obligations       16,557,951       15,402,397   25.3


                                     Shares
             Industries               Held                  US Stocks

United       Aerospace & Defense       2,725    United Technologies Corporation             100,027          181,723    0.3
States
             Application               2,500  ++Siebel Systems, Inc.                         92,305          147,344    0.2
             Development
             Software

             Automobiles               6,940    Delphi Automotive Systems Corporation       119,510          124,920    0.2

             Banking                   3,357    Bank of America Corporation                 200,716          222,821    0.4
                                       7,830    The Bank of New York Company, Inc.          181,819          289,221    0.5
                                         600    The Chase Manhattan Corporation              50,079           46,125    0.1
                                      11,510    Mellon Bank Corporation                     366,558          388,462    0.6
                                                                                       ------------     ------------  ------
                                                                                            799,172          946,629    1.6

             Beverages                 8,640    PepsiCo, Inc.                               303,316          338,040    0.6

             Broadcasting/Cable       11,130  ++AT&T Corp.--Liberty Media
                                                Group (Class A)                             170,253          411,810    0.7

             Building Products         3,770  ++American Tower Corporation (Class A)         94,250           87,417    0.1

             Capital Equipment           880    Eaton Corporation                            59,284           87,065    0.1
                                       1,600    Hewlett-Packard Company                     114,566          167,500    0.3
                                                                                       ------------     ------------  ------
                                                                                            173,850          254,565    0.4

             Chemicals                 2,220    E.I. du Pont de Nemours and Company         140,862          159,979    0.2
                                       2,500    Rohm and Haas Company                        92,251          106,562    0.2
                                                                                       ------------     ------------  ------
                                                                                            233,113          266,541    0.4

             Communications            5,520  ++MCI WorldCom Inc.                           211,462          455,400    0.7
             Equipment

             Computer Products         8,910  ++Cisco Systems, Inc.                         221,463          553,534    0.9

             Computer Services         1,500  ++America Online, Inc.                        131,808          142,687    0.2

             Computer Software        12,000  ++Microsoft Corporation                       952,459        1,029,000    1.7
                                       2,430  ++Transaction Systems Architects,
                                                Inc. (Class A)                               95,386           74,267    0.1
                                                                                       ------------     ------------  ------
                                                                                          1,047,845        1,103,267    1.8

             Computers                 2,300    Compaq Computer Corporation                  56,893           55,200    0.1
                                       3,580  ++Dell Computer Corporation                   115,663          146,332    0.2
                                       3,160  ++EMC Corporation                             114,183          191,377    0.3
                                       3,700    International Business Machines
                                                Corporation                                 216,617          465,044    0.8
                                         780  ++Sun Microsystems, Inc.                       47,780           52,894    0.1
                                                                                       ------------     ------------  ------
                                                                                            551,136          910,847    1.5

             Conglomerates             8,250    The Dial Corporation                        179,228          255,234    0.4

             Consumer--Electronics     6,460    Tandy Corporation                           146,629          331,479    0.5

             Electrical Equipment      4,310    General Electric Company                    406,587          469,790    0.8
                                       2,120    W. W. Grainger, Inc.                        117,435          100,170    0.1
                                                                                       ------------     ------------  ------
                                                                                            524,022          569,960    0.9

             Entertainment             5,730  ++Premier Parks Inc.                          114,098          221,679    0.4

             Finance                   1,580    The Goldman Sachs Group, Inc.                83,740          101,614    0.2
                                       4,590  ++TD Waterhouse Group, Inc.                   110,160           79,751    0.1
                                                                                       ------------     ------------  ------
                                                                                            193,900          181,365    0.3

             Financial Services        7,620    Associates First Capital Corporation
                                                (Class A)                                   286,419          291,941    0.5
                                       3,600    Citigroup Inc.                              168,301          160,425    0.2
                                       5,600    GreenPoint Financial Corp.                  202,496          181,300    0.3
                                       2,800    Wells Fargo Company                         109,004          109,200    0.2
                                                                                       ------------     ------------  ------
                                                                                            766,220          742,866    1.2

             Financial Services--      5,850    Household International, Inc.               254,916          251,184    0.4
             Consumer

             Foods                     7,960  ++Keebler Foods Company                       220,363          232,830    0.4

             Hardware Products         1,880    The Black & Decker Corporation              103,308          108,570    0.2

             Household Products        4,180    Colgate-Palmolive Company                   192,949          206,387    0.3

             Information Processing    3,650  ++Unisys Corporation                          120,689          148,966    0.2
                                         870    Xerox Corporation                            48,711           42,413    0.1
                                                                                       ------------     ------------  ------
                                                                                            169,400          191,379    0.3

             Instruments               2,100    Millipore Corporation                        43,388           85,575    0.1

             Insurance                 1,150    American International Group, Inc.          135,661          133,544    0.2
                                       1,490  ++Clear Channel Communications, Inc.          105,239          103,648    0.2
                                       1,440    The Equitable Companies Incorporated         73,419           92,520    0.1
                                                                                       ------------     ------------  ------
                                                                                            314,319          329,712    0.5


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
             Global Opportunity Portfolio (continued)
                                     Shares                                                               Value     Percent of
COUNTRY      Industries               Held              US Stocks                          Cost         (Note 1a)   Net Assets
United       Laser Systems &           2,600  ++JDS Uniphase Corporation               $    131,391     $    234,975    0.4%
States       Components
(concluded)
             Machinery & Equipment       962    Caterpillar Inc.                             53,385           56,397    0.1

             Manufacturing             4,300    Tyco International Ltd.                     235,797          420,056    0.8

             Medical Technology        5,200    Johnson & Johnson                           426,568          479,050    0.8

             Metals                    3,139    Alcoa Inc.                                  117,530          187,948    0.3

             Natural Gas               5,350    Enron Corp.                                 253,149          455,753    0.7

             Oil--Integrated           2,700    Mobil Corporation                           215,404          276,075    0.5

             Oil Services              3,300    Schlumberger Limited                        207,737          199,856    0.3

             Paper & Forest            2,264    International Paper Company                 110,128          115,747    0.2
             Products

             Petroleum                 7,040    Unocal Corporation                          255,533          279,400    0.5

             Pharmaceutical--          6,250    American Home Products Corporation          369,345          318,750    0.5
             Diversified               7,590    Bristol-Myers Squibb Company                375,447          504,735    0.9
                                                                                       ------------     ------------  ------
                                                                                            744,792          823,485    1.4

             Pharmaceutical--          1,660    Pharmacia & Upjohn, Inc.                    104,913           89,329    0.1
             Prescription

             Pharmaceuticals           3,850    Cardinal Health, Inc.                       260,924          262,762    0.4
                                       1,400    Merck & Co., Inc.                            98,084           94,762    0.2
                                       8,640    Pfizer Inc.                                 377,880          293,220    0.5
                                                                                       ------------     ------------  ------
                                                                                            736,888          650,744    1.1

             Radio and Television      7,112  ++AMFM Inc.                                   258,434          373,380    0.6

             Restaurants               5,600    McDonald's Corporation                      241,936          233,450    0.4

             Retail                    1,050  ++Best Buy Co., Inc.                           49,382           78,356    0.1
                                       3,500    Dayton Hudson Corporation                   245,351          226,406    0.4
                                       2,000  ++Federated Department Stores, Inc.           109,745          102,625    0.1
                                       5,260  ++Safeway Inc.                                188,417          283,382    0.5
                                       6,920    Wal-Mart Stores, Inc.                       162,336          292,370    0.5
                                                                                       ------------     ------------  ------
                                                                                            755,231          983,139    1.6

             Retail--Specialty         3,900    Lowe's Companies, Inc.                      139,010          205,725    0.3

             Semiconductors              790  ++Applied Materials, Inc.                      50,553           56,781    0.1
                                       5,390    Intel Corporation                           327,900          371,910    0.6
                                       4,320    Motorola, Inc.                              265,733          394,200    0.7
                                                                                       ------------     ------------  ------
                                                                                            644,186          822,891    1.4

             Services                  4,890  ++Quintiles Transnational Corp.               227,783          185,820    0.3

             Telecommunications        7,605    AT&T Corp.                                  182,582          394,985    0.7
                                       5,070    GTE Corporation                             263,649          373,596    0.6
                                       2,960    Lucent Technologies Inc.                    161,586          192,585    0.3
                                                                                       ------------     ------------  ------
                                                                                            607,817          961,166    1.6

             Tobacco                   2,840    Philip Morris Companies Inc.                129,413          105,790    0.2

             Utilities--               4,090    Ameritech Corporation                       204,351          299,592    0.5
             Communication

                                                Total Investments in US Stocks           14,273,626       18,072,712   29.6


                                                        Foreign Stocks

Australia    Broadcasting/Cable        3,400    The News Corporation Limited
                                                (Convertible Preferred) (ADR)*              114,108          107,525    0.2

             Diversified              22,300    Broken Hill Proprietary Company
                                                Limited                                     245,477          246,635    0.4

                                                Total Stocks in Australia                   359,585          354,160    0.6


Austria      Paper Products            3,400    Mayr-Melnhof Karton AG                      169,017          159,877    0.3

                                                Total Stocks in Austria                     169,017          159,877    0.3


Brazil       Forest Products           7,800    Aracruz Celulose SA (ADR)*                  109,419          148,200    0.3

             Metals & Mining           7,200    Companhia Vale do Rio Doce 'A'
                                                (Preferred)                                 102,963          142,710    0.2

             Telecommunications        6,000    Embratel Participacoes SA (ADR)*             99,204           64,875    0.1
                                       1,320    Telecomunicacoes Brasileiras
                                                SA-Telebras (Preferred Block) (ADR)*        104,059          100,815    0.2
                                                                                       ------------     ------------  ------
                                                                                            203,263          165,690    0.3

                                                Total Stocks in Brazil                      415,645          456,600    0.8


Canada       Communications            1,800    Nortel Networks Corporation                  98,208          159,525    0.3
             Equipment

             Computer Services         6,400  ++ATI Technologies Inc.                       100,250           88,759    0.1

             Paper Products           17,400    Domtar, Inc.                                140,534          178,084    0.3

             Telecommunications        9,400    Teleglobe Inc.                              260,770          207,387    0.3

                                                Total Stocks in Canada                      599,762          633,755    1.0


Denmark      Services                    800  ++ISS International Service
                                                System A/S 'B'                               52,616           44,709    0.1

                                                Total Stocks in Denmark                      52,616           44,709    0.1


Finland      Communications            2,950    Nokia Oyj                                   160,304          255,772    0.4
             Equipment

             Holding Company          11,200    Amer Group Ltd.                             206,426          185,821    0.3

             Insurance                 5,700    Sampo Insurance Company Ltd. 'A'            263,633          165,650    0.3

             Paper & Forest Products   7,700    UPM-Kymmene Oyj                             185,449          259,626    0.4

             Real Estate              21,710    Sponda Oyj                                  156,186          104,573    0.2

                                                Total Stocks in Finland                     971,998          971,442    1.6


France       Banking                     502    Societe Generale 'A'                         93,179           94,357    0.2

             Electronics               5,300    Thomson CSF                                 197,662          175,583    0.3

             Foods                       811    Danone                                      214,836          205,912    0.3

             Information                 515    Cap Gemini SA                                83,786           87,650    0.2
             Processing

             Insurance                 2,800    Axa                                         340,222          328,185    0.5
                                       4,900    Scor                                        193,779          241,006    0.4
                                                                                       ------------     ------------  ------
                                                                                            534,001          569,191    0.9


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
             Global Opportunity Portfolio (continued)
                                     Shares                                                                Value    Percent of
COUNTRY      Industries               Held                Foreign Stocks                   Cost          (Note 1a)  Net Assets
France       Merchandising             1,212    Carrefour SA                           $    152,958     $    166,706    0.3%
(concluded)
             Metals                    5,500    Pechiney SA 'A'                             255,952          259,920    0.4

             Oil & Related             1,815    Elf Aquitaine SA                            227,442          310,844    0.5
                                       1,000    Total Fina SA 'B'                           131,466          127,378    0.2
                                                                                       ------------     ------------  ------
                                                                                            358,908          438,222    0.7

             Semiconductor             5,100    STMicroelectronics NV (NY Registered
             Capital                            Shares)                                     182,723          359,550    0.6
             Equipment

             Telecommunications        3,600    France Telecom SA                           279,612          259,337    0.4

             Utilities--Water          3,795    Vivendi                                     261,173          298,366    0.5

                                                Total Stocks in France                    2,614,790        2,914,794    4.8


Germany      Automobiles               3,950    DaimlerChrysler AG                          359,011          300,616    0.5

             Chemicals                 1,300    BASF AG                                      58,335           58,861    0.1
                                       4,000    Henkel KGaA (Preferred)                     275,763          280,445    0.4
                                                                                       ------------     ------------  ------
                                                                                            334,098          339,306    0.5

             Diversified               3,145    RWE AG                                      169,576          133,310    0.2

             Electronics               2,000    Siemens AG                                  138,334          165,484    0.3

             Machinery &               1,800    Mannesmann AG                               270,689          273,787    0.5
             Equipment

             Multi-Industry            2,768    Veba AG                                     170,677          170,069    0.3

                                                Total Stocks in Germany                   1,442,385        1,382,572    2.3


Hong Kong    Multi-Industry            7,000    Hutchison Whampoa Limited                    64,640           66,513    0.1

                                                Total Stocks in Hong Kong                    64,640           66,513    0.1


Ireland      Banking                  28,200    Bank of Ireland                             298,205          265,630    0.4

                                                Total Stocks in Ireland                     298,205          265,630    0.4


Italy        Publishing               18,000    Mondadori (Arnoldo) Editore SpA             107,168          311,936    0.5

                                                Total Stocks in Italy                       107,168          311,936    0.5
Japan        Appliances                2,900    Sony Corporation (ADR)*                     241,318          363,044    0.6

             Automobiles               6,000    Honda Motor Co., Ltd.                       235,090          259,937    0.4
                                       8,000    Toyota Motor Corporation                    218,679          281,729    0.5
                                                                                       ------------     ------------  ------
                                                                                            453,769          541,666    0.9

             Banking &                15,000    The Bank of Tokyo-Mitsubishi, Ltd.          191,862          228,818    0.4
             Financial                25,000    The Sanwa Bank, Ltd.                        254,140          273,710    0.4
                                                                                       ------------     ------------  ------
                                                                                            446,002          502,528    0.8

             Banking--                19,000    The Sumitomo Bank, Ltd.                     242,696          256,712    0.4
             International

             Chemicals                 4,000    Shin-Etsu Chemical Co., Ltd.                141,713          145,049    0.2

             Computer Products         2,000    TDK Corporation                             155,137          200,139    0.3

             Computers                17,000    NEC Corporation                             165,328          266,736    0.4

             Consumer--Electronics     2,000    Rohm Company Ltd.                           134,774          374,303    0.6

             Cosmetics & Toiletries   12,000    Kao Corporation                             244,754          333,682    0.5

             Distribution              1,000    Softbank Corporation                        153,311          270,223    0.4

             Diversified              10,000    Olympus Optical Co., Ltd.                   112,425          152,109    0.3
             Electronics              13,000    Fujitsu Limited                             194,977          389,819    0.6
                                         400    Keyence Corporation                          51,480           77,755    0.1
                                      12,000    Matsushita Electric Industrial
                                                Company, Ltd.                               208,379          285,042    0.5
                                      30,000    Toshiba Corporation                         199,568          240,586    0.4
                                                                                       ------------     ------------  ------
                                                                                            654,404          993,202    1.6

             Finance                   2,000    Orix Corporation                            143,258          206,067    0.3

             Glass                    72,000    Nippon Sheet Glass Company, Ltd.            225,142          252,301    0.4

             Insurance                18,000    The Tokio Marine & Fire Insurance
                                                Co. Ltd.                                    207,737          208,525    0.4

             Machine Tools &           9,000    Minebea Company Ltd.                         92,972          109,048    0.2
             Machinery

             Merchandising            13,000    Marui Co., Ltd.                             231,712          200,349    0.3

             Pharmaceuticals           5,000    Takeda Chemical Industries                  180,706          271,095    0.5

             Retail Stores            11,000    The Daimaru, Inc.                            50,752           52,737    0.1
                                       3,000    Ito-Yokado Co., Ltd.                        162,191          203,975    0.4
                                      16,000  ++Mitsukoshi, Ltd.                             69,629           79,637    0.1
                                                                                       ------------     ------------  ------
                                                                                            282,572          336,349    0.6

             Steel                    59,000    Nippon Steel Corporation                    145,600          150,689    0.3

             Telecommunications           20  ++NTT Mobile Communications Network, Inc.           0          308,577    0.5
                                          19    Nippon Telegraph & Telephone
                                                Corporation (NTT)                           163,069          241,806    0.4
                                                                                       ------------     ------------  ------
                                                                                            163,069          550,383    0.9

             Tires & Rubber            8,000    Bridgestone Corp.                           195,799          246,165    0.4

             Transport Services           44    East Japan Railway Company                  246,970          277,301    0.5

                                                Total Stocks in Japan                     5,261,168        7,207,665   11.8


Netherlands  Banking                   7,300    ABN AMRO Holding NV                         159,770          164,092    0.3

             Broadcast &               6,400    Wolters Kluwer NV 'A'                       244,567          233,604    0.4
             Publishing

             Chemicals                 1,300    Akzo Nobel NV                                59,423           55,591    0.1

             Computer Software         4,500  ++Baan Company, NV                             70,698           60,210    0.1

             Electronic Components     1,200  ++ASM Lithography Holding NV                   48,220           72,124    0.1

             Foods                     4,700    CSM NV                                      246,856          245,004    0.4
                                       3,932    Koninklijke Ahold NV                        152,555          137,219    0.2
                                                                                       ------------     ------------  ------
                                                                                            399,411          382,223    0.6

             Multi-Industry            2,589    Unilever NV 'A'                             211,099          183,458    0.3

                                                Total Stocks in the Netherlands           1,193,188        1,151,302    1.9


Norway       Computer Software        17,500    Merkantildata ASA                           149,925          166,527    0.3

             Transport Services        7,200    Bergesen d.y. ASA 'B'                       103,689           99,531    0.1

                                                Total Stocks in Norway                      253,614          266,058    0.4


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US dollars)
             Global Opportunity Portfolio (concluded)
                                     Shares                                                               Value     Percent of
COUNTRY      Industries               Held                Foreign Stocks                   Cost         (Note 1a)   Net Assets
Singapore    Banking &                 6,000    Development Bank of Singapore
             Financial                          Limited 'Foreign'                      $     62,068     $     78,075    0.1%

             Electronics               3,200  ++Flextronics International Ltd.              109,819          143,600    0.2
             Components

                                                Total Stocks in Singapore                   171,887          221,675    0.3


South Korea  Electronics                 700    Samsung Electronics                          50,652          109,975    0.2

             Steel                     4,200    Pohang Iron & Steel Company,
                                                Ltd. (ADR)*                                 116,470          149,100    0.2

                                                Total Stocks in South Korea                 167,122          259,075    0.4


Spain        Building Materials       21,000    Uralita, SA                                 288,636          176,905    0.3

             Construction              2,370  ++Grupo Ferrovial, SA                          57,682           50,458    0.1

             Diversified              17,200    Dinamia Capital Privado. Sociedad de
                                                Capital Riesgo, SA                          320,292          188,159    0.3

             Petroleum--Domestic       6,500    Repsol-YPF, SA                              126,163          133,586    0.2

             Real Estate               9,300    Metrovacesa, SA                             290,232          209,049    0.3

             Telecommunications       14,400  ++Telefonica, SA                              213,916          230,898    0.4

             Utilities--Electric      10,800    Endesa, SA                                  283,013          212,479    0.4

                                                Total Stocks in Spain                     1,579,934        1,201,534    2.0


Sweden       Auto & Truck              4,600    Autoliv, Inc.                               153,809          159,008    0.3

             Automobile Parts         16,700    Haldex AB                                   295,290          206,022    0.3

             Automobiles               5,900    Volvo AB 'B'                                159,854          184,848    0.3

             Banking                   8,250    ForeningsSparbanken AB                       69,546          131,504    0.2
                                      25,700    Nordbanken Holding AB                       180,684          151,620    0.3
                                                                                       ------------     ------------  ------
                                                                                            250,230          283,124    0.5

             Diversified               1,800    Custos AB 'A'                                46,361           40,015    0.0
                                       4,600    Custos AB 'B'                               121,232          101,417    0.2
                                                                                       ------------     ------------  ------
                                                                                            167,593          141,432    0.2

             Investment Management    20,400    Investment AB Bure                          104,571          109,388    0.2

             Paper Products           17,000    Stora Enso Oyj 'R'                          169,400          213,876    0.4

             Real Estate              13,100    Castellum AB                                136,644          118,407    0.2
                                      17,800    Fastighets AB Tornet                        271,414          247,856    0.4
                                                                                       ------------     ------------  ------
                                                                                            408,058          366,263    0.6

             Telecommunications        9,900    Telefonaktiebolaget LM Ericsson (ADR)*      245,383          316,800    0.5

                                                Total Stocks in Sweden                    1,954,188        1,980,761    3.3


Switzerland  Banking                     840    Credit Suisse Group (Registered
                                                Shares)                                     148,438          158,852    0.3

             Banking & Financial         447    UBS AG (Registered Shares)                  148,673          136,240    0.2

             Pharmaceuticals              24    Roche Holding AG                            265,418          265,397    0.4

                                                Total Stocks in Switzerland                 562,529          560,489    0.9


United       Banking                  30,600    HSBC Holdings PLC                           270,059          366,089    0.6
Kingdom                               29,500    Lloyds TSB Group PLC                        398,021          383,276    0.6
                                                                                       ------------     ------------  ------
                                                                                            668,080          749,365    1.2

             Beverages                24,904    Diageo PLC                                  263,764          253,162    0.4

             Cable Television         25,100  ++TeleWest Communications PLC                 108,810          108,161    0.2
             Services

             Diversified              68,500    Billiton PLC                                172,614          287,135    0.5

             Drugs                     7,200    AstraZeneca Group PLC                       289,405          267,805    0.4

             Entertainment            11,800    The Peninsular and Oriental Steam
                                                Navigation Company                          181,855          190,969    0.3

             Foods                    70,100    Devro PLC                                   358,238          142,804    0.2

             Hardware Products        19,500    Reckitt & Colman PLC                        268,782          276,413    0.5

             Leisure                  47,400    Hilton Group PLC                            249,566          188,323    0.3

             Oil--Integrated           6,650    Shell Transport & Trading
                                                Company (ADR)*                              242,205          321,278    0.5

             Oil & Related            21,100    BP Amoco PLC                                364,589          412,577    0.7

             Pharmaceuticals           8,800    Glaxo Wellcome PLC                          281,197          226,956    0.4

             Publishing               18,400    Reed International PLC                      154,309          140,247    0.2

             Real Estate              26,100    The British Land Company PLC                236,610          215,638    0.4

             Retail Stores            10,900    Dixons Group PLC                            249,184          225,140    0.4

             Telecommunications       11,900    British Telecommunications PLC              193,442          207,239    0.3
                                      13,600    Cable & Wireless PLC                        202,960          165,901    0.3
                                       5,800  ++Energis PLC                                 157,030          154,846    0.2
                                      10,100    Vodafone AirTouch PLC                       190,460          215,324    0.4
                                                                                       ------------     ------------  ------
                                                                                            743,892          743,310    1.2

                                                Total Stocks in the United
                                                Kingdom                                   4,833,100        4,749,283    7.8


                                                Total Investments in Foreign
                                                Stocks                                   23,072,541       25,159,830   41.3


                                                Total Investments in US &
                                                Foreign Stocks                           37,346,167       43,232,542   70.9


SHORT-TERM                           Face
SECURITIES                          Amount                  Issue

             Commercial      US$   2,904,000    General Motors Acceptance Corp.,
             Paper**                            5.13% due 8/02/1999                       2,903,172        2,903,172    4.7

                                                Total Investments in Short-Term
                                                Securities                                2,903,172        2,903,172    4.7


             Total Investments                                                         $ 56,807,290       61,538,111  100.9
                                                                                       ============
             Unrealized Depreciation on Forward Foreign Exchange Contracts--Net***                            (3,370)   0.0

             Liabilities in Excess of Other Assets                                                          (570,860)  (0.9)
                                                                                                        ------------  ------
             Net Assets                                                                                 $ 60,963,881  100.0%
                                                                                                        ============  ======



           ++Non-income producing security.
            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rates paid at the time of purchase by the Portfolio.
          ***Forward foreign exchange contracts as of July 31, 1999 were as follows:

                                                      Unrealized
             Foreign                Expiration       Depreciation
             Currency Sold             Date           (Note 1b)

             C$  1,000,000          August 1999        $  (3,370)

             Total Unrealized Depreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$663,583)                $  (3,370)
                                                       ==========

             See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
             Growth Opportunity Portfolio
                                     Shares                                                               Value     Percent of
             Industries               Held                  Common Stocks                  Cost         (Note 1a)   Net Assets
             Advertising              26,000    The Interpublic Group of
                                                Companies, Inc.                        $    680,695     $  1,092,000    0.7%

             Banking & Financial      51,000    Bank of America Corporation               3,343,004        3,385,125    2.3
                                      52,000    Bank One Corporation                      2,539,394        2,837,250    1.9
                                      87,000    Citigroup Inc.                            3,487,132        3,876,938    2.6
                                     124,000    Mellon Bank Corporation                   3,995,900        4,185,000    2.8
                                      10,500    State Street Corporation                    582,114          744,187    0.5
                                                                                       ------------     ------------  ------
                                                                                         13,947,544       15,028,500   10.1

             Beverages                 5,000    The Coca-Cola Company                       417,140          301,563    0.2

             Broadcasting--Radio &    20,000  ++AMFM Inc.                                   879,402        1,050,000    0.7
             Television               20,000  ++CBS Corporation                             562,423          878,750    0.6
                                      34,000  ++Clear Channel Communications, Inc.        1,529,620        2,365,125    1.6
                                      26,000  ++Infinity Broadcasting Corp. (Class  A)      575,092          716,625    0.5
                                                                                       ------------     ------------  ------
                                                                                          3,546,537        5,010,500    3.4

             Chemicals                40,000    E.I. du Pont de Nemours and Company       2,609,487        2,882,500    1.9

             Communications           27,000  ++3Com Corporation                            757,781          651,375    0.4
             Equipment                95,000  ++Cisco Systems, Inc.                       2,893,555        5,901,875    4.0
                                       5,000  ++Copper Mountain Networks, Inc.              385,513          603,750    0.4
                                       4,000    Lucent Technologies Inc.                    144,995          260,250    0.2
                                       1,000    Nortel Networks Corporation                  48,537           88,625    0.1
                                                                                       ------------     ------------  ------
                                                                                          4,230,381        7,505,875    5.1

             Computers                15,000    Compaq Computer Corporation                 538,763          360,000    0.3
                                       7,000  ++Dell Computer Corporation                   143,852          286,125    0.2
                                      30,000    International Business Machines
                                                Corporation                               2,899,362        3,770,625    2.5
                                                                                       ------------     ------------  ------
                                                                                          3,581,977        4,416,750    3.0

             Cosmetics                 6,000    The Gillette Company                        333,245          262,875    0.2
                                       1,500    International Flavors & Fragrances
                                                Inc.                                         66,303           67,969    0.0
                                                                                       ------------     ------------  ------
                                                                                            399,548          330,844    0.2

             Diversified              37,000    Minnesota Mining and Manufacturing
                                                Company (3M)                              2,903,201        3,253,687    2.2

             Electrical Equipment      2,000    Emerson Electric Co.                        108,040          119,375    0.1
                                      55,000    General Electric Company                  4,633,622        5,995,000    4.0
                                       1,000    Honeywell Inc.                               74,816          119,812    0.1
                                                                                       ------------     ------------  ------
                                                                                          4,816,478        6,234,187    4.2

             Electronics               3,000    Intel Corporation                           167,344          207,000    0.1
                                       1,000    Texas Instruments Incorporated               59,943          144,000    0.1
                                                                                       ------------     ------------  ------
                                                                                            227,287          351,000    0.2

             Energy                    6,000    Duke Energy Corporation                     361,024          317,625    0.2
                                      50,000    El Paso Energy Corporation                1,806,738        1,790,625    1.2
                                       7,000    Enron Corp.                                 441,269          596,312    0.4
                                      12,000    UtiliCorp United Inc.                       309,598          285,750    0.2
                                                                                       ------------     ------------  ------
                                                                                          2,918,629        2,990,312    2.0

             Entertainment            16,000  ++AT&T Corp.--Liberty Media Group
                                                (Class A)                                   558,626          592,000    0.4
                                      50,000    The Walt Disney Company                   1,629,106        1,381,250    0.9
                                                                                       ------------     ------------  ------
                                                                                          2,187,732        1,973,250    1.3

             Financial                 4,000    American Express Company                    390,615          527,000    0.3
             Services                 13,000    Federal Home Loan Mortgage
                                                Association                                 793,120          745,875    0.5
                                      25,000    Federal National Mortgage
                                                Association                               1,665,071        1,725,000    1.2
                                      10,000    Franklin Resources, Inc.                    546,808          381,250    0.3
                                      40,000    The Hartford Financial Services
                                                Group, Inc.                               2,387,123        2,160,000    1.4
                                      25,000    Morgan Stanley Dean Witter & Co.          1,941,791        2,253,125    1.5
                                      17,000    T. Rowe Price Associates, Inc.              631,251          592,875    0.4
                                                                                       ------------     ------------  ------
                                                                                          8,355,779        8,385,125    5.6

             Food                      5,000    Albertson's, Inc.                           209,157          248,438    0.2
             Merchandising            18,000  ++The Kroger Co.                              294,800          473,625    0.3
                                       7,000  ++Safeway Inc.                                335,473          377,125    0.2
                                                                                       ------------     ------------  ------
                                                                                            839,430        1,099,188    0.7

             Foods                     5,000    ConAgra, Inc.                               124,865          127,812    0.1
                                       4,000    Wm. Wrigley Jr. Company                     288,598          318,750    0.2
                                                                                       ------------     ------------  ------
                                                                                            413,463          446,562    0.3

             Home Furnishings         34,050    Ethan Allen Interiors, Inc.               1,190,938        1,081,087    0.7

             Hotels                    9,000    Marriott International, Inc. (Class A)      305,627          315,562    0.2

             Household Products        2,000    Colgate-Palmolive Company                    71,320           98,750    0.1
                                      24,000    Kimberly-Clark Corporation                1,202,891        1,464,000    1.0
                                       4,000    The Procter & Gamble Company                340,639          362,000    0.2
                                      15,178    Unilever NV (NY Registered Shares)        1,221,062        1,060,563    0.7
                                                                                       ------------     ------------  ------
                                                                                          2,835,912        2,985,313    2.0

             Information              30,000  ++America Online, Inc.                      1,007,468        2,853,750    1.9
             Processing               42,000    First Data Corporation                    1,587,399        2,081,625    1.4
                                      13,000  ++General Motors Corporation (Class H)        786,841          722,312    0.5
                                                                                       ------------     ------------  ------
                                                                                          3,381,708        5,657,687    3.8

             Insurance                15,000    Aetna Inc.                                1,322,468        1,230,000    0.9
                                      24,500    American International Group, Inc.        2,201,819        2,845,063    1.9
                                                                                       ------------     ------------  ------
                                                                                          3,524,287        4,075,063    2.8

             Medical Technology       42,000    Abbott Laboratories                       2,080,632        1,803,375    1.2
                                       9,000  ++Boston Scientific Corporation               362,174          365,063    0.2
                                       4,000  ++Guidant Corporation                         136,943          234,250    0.2
                                       1,000    Johnson & Johnson                            66,560           92,125    0.1
                                                                                       ------------     ------------  ------
                                                                                          2,646,309        2,494,813    1.7

             Oil Services              3,000    Baker Hughes Incorporated                   114,960          104,438    0.1
                                       2,000    Diamond Offshore Drilling, Inc.              90,370           64,000    0.0
                                       1,500    Schlumberger Limited                         88,170           90,844    0.1
                                                                                       ------------     ------------  ------
                                                                                            293,500          259,282    0.2


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US dollars)
             Growth Opportunity Portfolio (concluded)
                                     Shares                                                               Value     Percent of
             Industries               Held                  Common Stocks                  Cost         (Note 1a)   Net Assets
             Pharmaceuticals           8,000  ++Amgen Inc.                             $    385,965     $    615,000    0.4%
                                      74,000    Bristol-Myers Squibb Company              4,152,225        4,921,000    3.3
                                      57,000    Merck & Co., Inc.                         3,823,507        3,858,187    2.6
                                      69,000    Pfizer Inc.                               1,939,566        2,341,687    1.6
                                                                                       ------------     ------------  ------
                                                                                         10,301,263       11,735,874    7.9

             Photography               1,000    Eastman Kodak Company                        66,840           69,125    0.1

             Pollution Control         8,000    Waste Management, Inc.                      396,560          204,500    0.1

             Publishing               11,000    Gannett Co., Inc.                           780,104          794,750    0.5

             Restaurants              12,000    McDonald's Corporation                      343,189          500,250    0.3

             Retail--Specialty         3,500  ++Abercrombie & Fitch Co. (Class A)           155,533          145,250    0.1
                                      40,000    CVS Corporation                           1,485,888        1,990,000    1.3
                                       6,000    The Gap, Inc.                               108,520          280,500    0.2
                                      27,120    Lowe's Companies, Inc.                    1,275,270        1,430,580    1.0
                                      40,000  ++Staples, Inc.                               650,898        1,152,500    0.8
                                      12,000  ++Tommy Hilfiger Corporation                  417,254          443,250    0.3
                                      80,000    Walgreen Co.                              1,601,319        2,265,000    1.5
                                                                                       ------------     ------------  ------
                                                                                          5,694,682        7,707,080    5.2

             Retail--Stores           24,000    The TJX Companies, Inc.                     744,457          793,500    0.6
                                      46,000    Wal-Mart Stores, Inc.                     1,206,862        1,943,500    1.3
                                                                                       ------------     ------------  ------
                                                                                          1,951,319        2,737,000    1.9

             Semiconductors            4,000  ++Applied Materials, Inc.                     146,000          287,500    0.2

             Software--Computer        2,000  ++Microsoft Corporation                       106,634          171,500    0.1
                                      76,000    SAP AG (Systeme, Anwendungen,
                                                Produkte in der Datenverarbeitung)
                                                (ADR)*                                    2,068,560        2,408,250    1.6
                                                                                       ------------     ------------  ------
                                                                                          2,175,194        2,579,750    1.7

             Telecommunications       76,000    AT&T Corp.                                3,903,034        3,947,250    2.7
                                       4,000    Cable & Wireless PLC (ADR)*                 159,326          144,000    0.1
                                      32,000  ++Equant (NY Registered Shares)             2,465,988        2,846,000    1.9
                                      42,000    GTE Corporation                           2,342,888        3,094,875    2.1
                                      30,000  ++MCI WorldCom Inc.                         1,592,520        2,475,000    1.7
                                      74,600    Sprint Corp. (FON Group)                  2,303,293        3,855,888    2.6
                                      35,000  ++Sprint Corp. (PCS Group)                    750,417        2,121,875    1.4
                                       8,000    Vodafone Group PLC (ADR)*                 1,449,526        1,684,000    1.1
                                                                                       ------------     ------------  ------
                                                                                         14,966,992       20,168,888   13.6

             Toys                     19,000    Mattel, Inc.                                716,164          446,500    0.3

             Travel & Lodging         31,000    Carnival Corporation                      1,007,133        1,439,563    1.0

                                                Total Common Stocks                     104,799,029      126,841,430   85.3


                                     Face
                                    Amount        Short-Term Securities

             Commercial          $ 5,000,000    CSW Credit Inc., 5.07% due
             Paper**                            8/02/1999                                 4,998,592        4,998,592    3.4
                                   7,354,000    General Motors Acceptance Corp.,
                                                5.13% due 8/02/1999                       7,351,904        7,351,904    5.0

             US Government        10,000,000    Federal Home Loan Mortgage
             Agency Obligations**               Corporation, 5% due 8/02/1999            9,997,222         9,997,222    6.7

                                                Total Short-Term Securities              22,347,718       22,347,718   15.1

             Total Investments                                                         $127,146,747      149,189,148  100.4
                                                                                      =============
             Liabilities in Excess of Other Assets                                                          (553,155)  (0.4)
                                                                                                        ------------  ------
             Net Assets                                                                                 $148,635,993  100.0%
                                                                                                        ============  ======

            *American Depositary Receipts (ADR).
           **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
           ++Non-income producing security.

             See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                Quality Bond Portfolio
                S&P     Moody's        Face                                                                          Value
INDUSTRIES    Ratings  Ratings        Amount                Bonds & Notes                            Cost          (Note 1a)
Asset-Backed    AAA       Aaa        $150,000   The Money Store Home Equity Trust, 6.225%
Securities*                                     due 9/15/2023                                   $    149,978    $    148,404
--0.8%


Banking--11.0%  A         A2          250,000   Bank of New York Co., Inc., 7.875% due
                                                11/15/2002                                           276,675         259,620
                A         A1          350,000   Chase Manahattan Corporation, 7.25% due
                                                6/01/2007                                            378,690         350,973
                A         A1          300,000   First Chicago Bank, 8.25% due 6/15/2002              321,138         312,378
                BBB+      A3          300,000   Great Western Bank, 9.875% due 6/15/2001             332,535         317,238
                BBB       a1          300,000   KeyCorp Capital I, 6.089% due 7/01/2028 (a)          296,982         289,650
                BBB+      Baa1        250,000   MBNA America Bank NA, 5.396% due
                                                6/10/2004 (a)                                        246,142         247,677
                A         A1          200,000   Wells Fargo & Co., 8.375% due 5/15/2002              213,120         208,754
                                                                                                ------------    ------------
                                                                                                   2,065,282       1,986,290


Finance--3.7%   A+        Aa3         120,000   Commercial Credit Co., 6.75% due 7/01/2007           122,693         117,251
                A         A2          250,000   Household Finance Corp., 6% due 5/01/2004            249,945         239,497
                BBB       Baa3        320,000   Newcourt Credit Group, 6.875% due 2/16/2005 (b)      318,915         304,470
                                                                                                ------------    ------------
                                                                                                     691,553         661,218


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
                Quality Bond Portfolio (continued)
                S&P     Moody's        Face                                                                          Value
INDUSTRIES    Ratings  Ratings        Amount                Bonds & Notes                            Cost          (Note 1a)
Finance--       A         A2         $225,000   Bear Stearns Companies, Inc., 6.875% due
Other--9.8%                                     10/01/2005                                      $    231,237    $    219,922
                A         aa3         100,000   Citigroup Capital II, 7.75% due 12/01/2036           100,170          95,907
                BBB-      Baa2        100,000   Commercial Net Lease Realty, 7.125% due
                                                3/15/2008                                             99,729          88,864
                A-        A3           38,000   Donaldson, Lufkin & Jenrette Inc., 6.875%
                                                due 11/01/2005                                        37,694          37,062
                AAA       Aaa         240,000   Florida Windstorm Under, 7.125% due
                                                2/25/2019 (b)                                        238,682         226,208
                BBB-      Baa3        150,000   Hospitality Properties Trust, 7% due
                                                3/01/2008                                            149,730         133,084
                A+        Aa3         100,000   Morgan Stanley, Dean Witter, Discover &
                                                Co., 5.625% due 1/20/2004                             99,545          95,898
                BBB+      Baa1        275,000   Paine Webber Group Inc., 9.25% due
                                                12/15/2001                                           294,981         289,751
                A+        A2          200,000   Prudential Insurance Co., 6.375% due
                                                7/23/2006 (b)                                        199,116         188,986
                                                Salomon Smith Barney Holdings, Inc.:
                A         Aa3         100,000     7.125% due 10/01/2006                              104,029          99,284
                A         Aa3         150,000     7.375% due 5/15/2007                               149,866         150,594
                BBB       Baa2        150,000   Spieker Properties LP, 7.35% due 12/01/2017          151,549         136,700
                                                                                                ------------    ------------
                                                                                                   1,856,328       1,762,260


Financial                                       Associates Corporation of North America:
Services--      AA-       Aa3         100,000     7.40% due 5/15/2006                                108,969         101,585
Consumer--4.9%  AA-       Aa3         250,000     6.95% due 11/01/2018                               248,530         229,033
                A-        aa3         150,000   CIT Capital Trust I, 7.70% due 2/15/2027             149,316         140,031
                A-        Baa1        150,000   Finova Capital Corp., 6.25% due 11/01/2002           149,426         148,029
                AAA       Aaa         245,000   General Electric Capital Corp., 8.50% due
                                                7/24/2008                                            297,577         269,743
                                                                                                ------------    ------------
                                                                                                     953,818         888,421


Industrial--    A+        A1          100,000   Anheuser-Busch Companies Inc., 8.75% due
Consumer                                        12/01/1999                                           107,905         101,026
Goods--6.2%     BBB-      Baa3        250,000   Flowers Industries Inc., 7.15% due 4/15/2028         248,675         213,930
                A         A1           80,000   PepsiCo, Inc., 5.75% due 1/02/2003                    79,595          78,366
                A         A2          500,000   Philip Morris Companies, Inc., 7% due
                                                7/15/2005                                            520,315         494,985
                AA        Aa2         200,000   Wal-Mart Stores, Inc., 8.50% due 9/15/2024           207,350         217,354
                                                                                                ------------    ------------
                                                                                                   1,163,840       1,105,661


Industrial--    AA+       Aa1         175,000   BP America Inc., 9.375% due 11/01/2000               200,263         181,564
Energy--8.1%    A-        A3          460,000   Burlington Resources, 7.375% due 3/01/2029           469,226         438,060
                BBB       Baa1        250,000   Noram Energy Corp., 6.375% due 11/01/2013 (a)        250,392         243,730
                BBB       Baa3        250,000   Occidental Petroleum Corp., 6.50% due
                                                4/01/2005                                            248,575         238,767
                BBB+      Baa1        400,000   Sonat Inc., 7% due 2/01/2018                         412,068         357,148
                                                                                                ------------    ------------
                                                                                                   1,580,524       1,459,269


Industrial--    A         A2          200,000   AlliedSignal Inc., 6.20% due 2/01/2008               199,732         188,530
Manufacturing-- BBB+      A3          200,000   Applied Materials Inc., 6.75% due 10/15/2007         199,870         191,982
19.8%           BBB+      Baa2        250,000   Borg-Warner Automotive, 7.125% due 2/15/2029         246,505         226,423
                                                Bowater Inc.:
                BBB       Baa2        150,000     9% due 8/01/2009                                   168,450         167,225
                BBB       Baa2        100,000     9.375% due 12/15/2021                              120,924         114,790
                A+        A2          200,000   Danaher Corp., 6% due 10/15/2008                     198,926         183,292
                BBB-      Baa3        300,000   Equistar Chemicals LP, 8.75% due 2/15/2009 (b)       309,045         300,269
                                                Ford Motor Credit Company:
                A         A1          200,000     8.20% due 2/15/2002                                213,154         207,102
                A         A1          300,000     5.147% due 8/27/2006 (a)                           299,792         299,409
                                                General Motors Acceptance Corp.:
                A         A2          100,000     8.50% due 1/01/2003                                108,510         105,046
                A         A2          100,000     7.125% due 5/01/2003                               105,785         100,836
                A         A2          200,000     8.75% due 7/15/2005                                226,232         215,578
                A         A2          300,000     7.40% due 9/01/2025                                294,216         292,044
                BBB-      Baa2        200,000   Georgia-Pacific Group, 7.25% due 6/01/2028           202,752         183,948
                BBB-      Baa2        300,000   Jones Apparel Group, 7.875% due 6/15/2006 (b)        298,968         298,694
                BBB+      Baa1        300,000   Lockheed Martin Corporation, 7.75% due
                                                5/01/2026                                            332,997         293,304
                BBB       Baa2        125,000   Meritor Automotive Inc., 6.80% due 2/15/2009         124,441         116,645
                A+        A1          100,000   Motorola Inc., 6.50% due 11/15/2028                   89,482          87,080
                                                                                                ------------    ------------
                                                                                                   3,739,781       3,572,197


Industrial--    A         A2          150,000   Carnival Corp., 7.70% due 7/15/2004                  156,746         154,086
Services--11.4% A         A2          200,000   Computer Sciences Corp., 6.25% due 3/15/2009         198,968         188,405
                A         A2          203,569   Disney Custom Repackaged Asset Vehicle-403,
                                                6.85% due 1/10/2007 (b)*                             203,431         203,040
                A         A2          200,000   First Data Corporation, 6.375% due 12/15/2007        199,486         193,334
                A-        A3          100,000   Hertz Corporation, 6.50% due 5/15/2006                99,829          95,489
                BBB-      Baa3        200,000   The Kroger Co., 8.15% due 7/15/2006                  223,870         206,712
                                                May Department Stores Co.:
                A+        A1          125,000     9.875% due 12/01/2002                              142,167         137,842
                A+        A1          150,000     6.70% due 9/15/2028                                157,788         135,870
                BBB-      Baa3        200,000   News America Holdings, Inc., 8.50% due
                                                2/15/2005                                            223,550         208,596
                A-        A2          250,000   Sears Roebuck & Company, 9.375% due 11/01/2011       311,083         282,665
                AA-       A2          120,000   TCI Communications Inc., 8.75% due 8/01/2015         140,767         135,046
                BBB       Baa2        100,000   Time Warner Entertainment Co., 8.375% due
                                                3/15/2023                                            107,029         106,729
                                                                                                ------------    ------------
                                                                                                   2,164,714       2,047,814


Transportation  BBB+      Baa2         50,000   Burlington North Santa Fe, 6.75% due 3/15/2029        49,681          44,492
--4.9%          BBB       Baa2        250,000   CSX Corp., 7.90% due 5/01/2017                       279,713         252,742
                AA+       Aa3         300,000   Continental Airlines, 7.056% due 9/15/2009           300,000         296,640
                BBB-      Baa3        250,000   Delta Airlines, 10.125% due 5/15/2010                312,803         292,167
                                                                                                ------------    ------------
                                                                                                     942,197         886,041


US Government                                   US Treasury Notes:
Obligations     AAA       Aaa         590,000     5.25% due 5/15/2004                                583,363         576,725
--3.8%          AAA       Aaa         100,000     6.50% due 5/15/2005                                102,945         102,375
                                                                                                ------------    ------------
                                                                                                     686,308         679,100



Merrill Lynch Asset Builder Program, Inc., July 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)

                Quality Bond Portfolio (concluded)
                S&P     Moody's        Face                                                                          Value
INDUSTRIES    Ratings  Ratings        Amount                Bonds & Notes                            Cost          (Note 1a)
Utilities--     A-        A2         $300,000   ALLTEL Corporation, 6.75% due 9/15/2005         $    295,380    $    299,583
Communications  AA+       Aa3         100,000   Ameritech Capital Funding, 6.45% due 1/15/2018       105,010          91,489
--7.7%          BB        Ba2         250,000   Frontier Corp., 6% due 10/15/2013 (a)                249,660         233,102
                A         Baa1        150,000   GTE Corp., 6.84% due 4/15/2018                       154,197         140,131
                AAA       Aa1         125,000   Indiana Bell Telephone Co., Inc., 7.30% due
                                                8/15/2026                                            133,639         122,689
                                                MCI WorldCom Inc.:
                A-        A3          200,000     7.75% due 4/01/2007                                217,758         208,094
                A-        A3          200,000     6.125% due 4/15/2012 (a)                           199,466         198,312
                BBB+      Baa1        100,000   Sprint Capital Corporation, 6.125% due
                                                11/15/2008                                            96,270          91,947
                                                                                                ------------    ------------
                                                                                                   1,451,380       1,385,347


Utilities--     A+        A1          100,000   Consolidated Edison, Inc., 6.25% due 2/01/2008       100,000          95,102
Electric--4.4%  AA-       Aa3         300,000   Florida Power Corp., 6.875% due 2/01/2008            327,957         299,436
                A         A1          250,000   Mississippi Power, 6.05% due 5/01/2003               255,620         245,715
                A         A2          150,000   Virginia Electric & Power Co., 8.625% due
                                                10/01/2024                                           166,200         155,889
                                                                                                ------------    ------------
                                                                                                     849,777         796,142


                                                Total Investments in Bonds & Notes--96.5%         18,295,480      17,378,164


SHORT-TERM
SECURITIES                                                          Issue


US Government                         309,000   Federal Home Loan Bank, 4.97% due 8/02/1999          309,000         309,000
Agency
Obligations**--1.7%
                                                Total Investments in Short-Term
                                                Securities--1.7%                                     309,000         309,000


                Total Investments--98.2%                                                        $ 18,604,480      17,687,164
                                                                                                ============
                Other Assets Less Liabilities--1.8%                                                                  317,101
                                                                                                                ------------
                Net Assets--100.0%                                                                              $ 18,004,265
                                                                                                                ============


               *Subject to principal paydowns.
              **US Government Agency Obligations are traded on a discount basis;
                the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
             (a)Floating rate note.
             (b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

                See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                       US Government Securities Portfolio
                                                                       Face       Interest       Maturity            Value
                       Issue                                          Amount        Rate         Date(s)           (Note 1a)
US Government          Federal Home Loan Mortgage Corporation       $  617,644      11.50%       6/01/2019       $   678,314
Agency Mortgage-       Federal Home Loan Mortgage Corporation--
Backed                 Gold Program                                  3,261,467       5.50   3/01/2013-5/01/2014    3,060,134
Obligations*--80.7%    Federal National Mortgage Association           942,437       6.00        10/01/2028          873,282
                       Federal National Mortgage Association         1,889,782       6.50   2/01/2012-2/01/2014    1,846,261
                       Federal National Mortgage Association--
                       Multi-Family #0073313++++                     1,997,944       6.18        1/01/2006         1,934,041
                       Government National Mortgage Association        996,116       5.50   3/15/2029-4/15/2029      890,392
                       Government National Mortgage Association        419,907       6.50        1/15/2028           398,767
                       Government National Mortgage Association      3,096,117       7.00   11/15/2027-8/15/2028   3,019,607
                       Government National Mortgage Association      3,195,797       7.50   10/15/2025-3/15/2028   3,196,355

                       Total US Government Agency Mortgage-Backed
                       Obligations (Cost--$16,525,711)                                                            15,897,153


US Government          US Treasury Notes                             2,000,000       5.75        6/30/2001         2,003,126
Obligations--12.3%     US Treasury STRIPS**                          1,500,000       5.635++     8/15/2019           413,970

                       Total US Government Obligations (Cost--$2,491,902)                                          2,417,096


SHORT-TERM               Face
SECURITIES              Amount                             Issue

Repurchase             $1,250,000         Morgan Stanley & Company, purchased on 7/30/1999
Agreements***                             to yield 5% on 8/02/1999                                                 1,250,000
--6.3%

                       Total Investments in Short-Term Securities (Cost--$1,250,000)                               1,250,000

                       Total Investments (Cost--$20,267,613)--99.3%                                               19,564,249

                       Other Assets Less Liabilities--0.7%                                                           131,073
                                                                                                                 -----------
                       Net Assets--100.0%                                                                        $19,695,322
                                                                                                                 ===========

                      *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                     **STRIPS--Separate Trading of Registered Interest and Principal of
                       Securities.
                    ***Repurchase Agreements are fully collateralized by US Government &
                       Agency Obligations.
                     ++Represents the yield-to-maturity on this zero coupon issue at the time of purchase by the Portfolio.
                   ++++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.


                       See Notes to Financial Statements.



Merrill Lynch Asset Builder Program, Inc., July 31, 1999


EQUITY PORTFOLIO CHANGES


For the Quarter Ended July 31, 1999


FUNDAMENTAL
VALUE PORTFOLIO


Additions

 Compaq Computer Corporation
 Delphi Automotive Systems Corporation
 First Union Corporation
*LifePoint Hospitals, Inc.
 Lockheed Martin Corporation
*Triad Hospitals, Inc.


Deletions

 Aetna Inc.
 Great Lakes Chemical Corporation
*LifePoint Hospitals, Inc.
 Occidental Petroleum Corporation
 Texas Instruments Incorporated
*Triad Hospitals, Inc.
 WHX Corporation



GLOBAL
OPPORTUNITY
PORTFOLIO


Additions

 AMFM Inc.
 Baan Company, NV
 CSM NV
 The Chase Manhattan Corporation
 Citigroup Inc.
 Clear Channel Communications, Inc.
 Compaq Computer Corporation
 Development Bank of Singapore Limited 'Foreign'
 East Japan Railway Company
 Federated Department Stores, Inc.
 The Goldman Sachs Group, Inc.
 Grupo Ferrovial, SA
 Hutchison Whampoa Limited
*Lattice Semiconductor Corporation
 Mannesmann AG
 McDonald's Corporation
 Merck & Co., Inc.
 Mitsukoshi, Ltd.
 Nippon Steel Corporation
 Pechiney SA 'A'
 Pohang Iron & Steel Company, Ltd. (ADR)
 Reckitt & Colman PLC
 Repsol-YPF, SA
 Roche Holding AG
 Shin-Etsu Chemical Co., Ltd.
 Sun Microsystems, Inc.
 TD Waterhouse Group, Inc.
*Telefonica Publicidad e Informacion, SA
 Total Fina SA 'B'
 Transaction Systems Architects, Inc.
 (Class A)
*Unilever NV
 W. W. Grainger, Inc.
 Xerox Corporation


Deletions

 Avis Rent A Car, Inc.
 Bank of Scotland
 Capstar Broadcasting Corporation (Class A)
 Case Corporation
 Centocor, Inc.
 Elan Corporation PLC (ADR)
 Ford Motor Company
 Fuji Photo Film
 Fujikura Ltd.
 The Hertz Corporation (Class A)
 Ingersoll-Rand Company
 Keane, Inc.
*Lattice Semiconductor Corporation
 Morgan Stanley Dean Witter & Co.
 National Westminster Bank PLC
 Oracle Corporation
 PECO Energy Company
 Providian Financial Corporation
 Public Service Enterprise Group Incorporated
 Rio Tinto PLC (Registered Shares)
 Rite Aid Corporation
 Royal Caribbean Cruises Ltd.
 Sundstrand Corporation
 Swisscom AG (Registered Shares)
 Telecomunicacoes Brasileiras SA--Telebras (ADR)
*Telefonica Publicidad e Informacion, SA
 Tesco PLC
*Unilever NV
 The Walt Disney Company
 Waste Management, Inc.
 World Color Press, Inc.



GROWTH
OPPORTUNITY
PORTFOLIO


Additions

3Com Corporation
AMFM Inc.
Copper Mountain Networks, Inc.
Duke Energy Corporation
General Motors Corporation (Class H)
The Kroger Co.
UtiliCorp United Inc.


Deletions

Ameritech Corporation
Chancellor Media Corporation
Fred Meyer, Inc.


[FN]
*Added and deleted in the same quarter.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


STATEMENTS OF ASSETS AND LIABILITIES
                                                         Fundamental      Global        Growth       Quality     US Government
                                                            Value      Opportunity   Opportunity       Bond        Securities
               As of July 31, 1999                        Portfolio     Portfolio     Portfolio     Portfolio      Portfolio
Assets:        Investments, at value* (Note 1a)          $111,075,848  $ 61,538,111  $149,189,148  $ 17,687,164  $ 19,564,249
               Foreign cash (Note 1c)                              --        49,964            --            --            --
               Cash                                             2,558           540        27,845        40,804            --
               Receivables:
                 Interest                                          --       203,149            --       334,398       110,991
                 Securities sold                              307,772        80,248            --       100,623            --
                 Capital shares sold                          139,847        38,382       263,977        19,973        25,188
                 Dividends                                    117,280        67,858       108,876            --            --
                 Investment adviser (Note 2)                       --            --            --        57,356        98,424
                 Principal paydowns                                --            --            --            --        33,854
               Deferred organization expenses
               (Note 1f)                                        7,414        17,297        32,254         4,237         9,275
               Prepaid registration fees and
               other assets (Note 1f)                          57,926        43,763        26,157        41,083        32,206
                                                         ------------  ------------  ------------  ------------  ------------
               Total assets                               111,708,645    62,039,312   149,648,257    18,285,638    19,874,187
                                                         ------------  ------------  ------------  ------------  ------------


Liabilities:   Unrealized depreciation on forward
               foreign exchange contracts (Note 1b)                --         3,370            --            --            --
               Payables:
                 Securities purchased                         711,213       519,205       337,147       104,341            --
                 Capital shares redeemed                      148,846       245,578       232,936        65,393        32,010
                 Distributor (Note 2)                          88,960        48,890       122,340        11,542        12,565
                 Investment adviser (Note 2)                   60,905        38,201        82,228            --            --
                 Dividends to shareholders (Note 1g)               --            --            --        32,096        28,743
               Accrued expenses and other liabilities         234,863       220,187       237,613        68,001       105,547
                                                         ------------  ------------  ------------  ------------  ------------
               Total liabilities                            1,244,787     1,075,431     1,012,264       281,373       178,865
                                                         ------------  ------------  ------------  ------------  ------------


Net Assets:    Net assets                                $110,463,858  $ 60,963,881  $148,635,993  $ 18,004,265  $ 19,695,322
                                                         ============  ============  ============  ============  ============


Net Assets     Class A Common Stock, $.10 par
Consist of:    value++                                   $      2,711  $      1,477  $      3,908  $      1,201  $      2,677
               Class B Common Stock, $.10 par
               value++++                                      441,859       321,162       481,004       124,098       142,777
               Class C Common Stock, $.10 par
               value++++++                                    231,885       141,069       295,546        49,627        40,094
               Class D Common Stock, $.10 par
               value++++++++                                   44,207        23,811        29,989        14,566        10,420
               Paid-in capital in excess of par            90,544,530    51,638,278   118,614,839    18,817,793    20,280,133
               Accumulated investment loss--net               (60,894)      (66,542)     (580,200)           --            --
               Undistributed (accumulated) realized
               capital gains (losses) on investments
               and foreign currency transactions--net       5,928,585     4,179,325     7,748,506       (85,704)      (67,897)
               Accumulated distributions in excess
               of realized capital gains on invest-
               ments and foreign currency
               transactions--net (Note 1g)                         --            --            --            --        (9,518)
               Unrealized appreciation (depreciation)
               on investments and foreign currency
               transactions--net                           13,330,975     4,725,301    22,042,401      (917,316)     (703,364)
                                                         ------------  ------------  ------------  ------------  ------------
               Net assets                                $110,463,858  $ 60,963,881  $148,635,993  $ 18,004,265  $ 19,695,322
                                                         ============  ============  ============  ============  ============


Net Asset      Class A:
Value:           Net assets                              $    425,135  $    189,143  $    731,024  $    114,013  $    269,057
                                                         ============  ============  ============  ============  ============
               Shares outstanding                              27,108        14,771        39,081        12,005        26,770
                                                         ============  ============  ============  ============  ============
               Net asset value and redemption
                 price per share                         $      15.68  $      12.81  $      18.71  $       9.50  $      10.05
                                                         ============  ============  ============  ============  ============
               Class B:
                 Net assets                              $ 67,656,273  $ 40,149,106  $ 88,202,358  $ 11,791,235  $ 14,349,183
                                                         ============  ============  ============  ============  ============
               Shares outstanding                           4,418,591     3,211,621     4,810,039     1,240,978     1,427,770
                                                         ============  ============  ============  ============  ============
                 Net asset value and redemption
                 price per share                         $      15.31  $      12.50  $      18.34  $       9.50  $      10.05
                                                         ============  ============  ============  ============  ============
               Class C:
                 Net assets                              $ 35,479,688  $ 17,590,883  $ 54,106,546  $  4,715,249  $  4,029,155
                                                         ============  ============  ============  ============  ============
                 Shares outstanding.                        2,318,848     1,410,694     2,955,459       496,273       400,941
                                                         ============  ============  ============  ============  ============
                 Net asset value and redemption
                 price per share                         $      15.30  $      12.47  $      18.31  $       9.50  $      10.05
                                                         ============  ============  ============  ============  ============
               Class D:
                 Net assets                              $  6,902,762  $  3,034,749  $  5,596,065  $  1,383,768  $  1,047,927
                                                         ============  ============  ============  ============  ============
                 Shares outstanding                           442,071       238,110       299,888       145,661       104,205
                                                         ============  ============  ============  ============  ============
                 Net asset value and redemption
                 price per share                         $      15.61  $      12.75  $      18.66  $       9.50  $      10.06
                                                         ============  ============  ============  ============  ============

                *Identified cost                         $ 97,744,873  $ 56,807,290  $127,146,747  $ 18,604,480  $ 20,267,613
                                                         ============  ============  ============  ============  ============
               ++Authorized shares--Class A                 6,250,000     6,250,000     6,250,000     6,250,000    26,250,000
                                                         ============  ============  ============  ============  ============
             ++++Authorized shares--Class B                10,000,000    10,000,000    10,250,000     6,250,000    26,250,000
                                                         ============  ============  ============  ============  ============
           ++++++Authorized shares--Class C                 6,250,000     6,250,000     6,250,000     6,250,000     6,250,000
                                                         ============  ============  ============  ============  ============
         ++++++++Authorized shares--Class D                 6,250,000     6,250,000     6,250,000     6,250,000     6,250,000
                                                         ============  ============  ============  ============  ============


               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


STATEMENTS OF OPERATIONS
                                                          Fundamental      Global       Growth       Quality     US Government
                                                             Value      Opportunity  Opportunity       Bond        Securities
               For the Six Months Ended July 31, 1999      Portfolio     Portfolio    Portfolio     Portfolio      Portfolio
Investment     Interest and discount earned              $    329,199  $    393,040  $    309,740  $    632,576  $    664,632
Income         Dividends*                                     887,958       402,195       712,202            --            --
(Notes                                                   ------------  ------------  ------------  ------------  ------------
1d & 1e):      Total income                                 1,217,157       795,235     1,021,942       632,576       664,632
                                                         ------------  ------------  ------------  ------------  ------------


Expenses:      Investment advisory fees (Note 2)              342,696       232,817       444,846        45,915        53,799
               Account maintenance and distribution
               fees--Class B (Note 2)                         326,497       206,522       410,379        45,098        56,136
               Transfer agent fees--Class B (Note 2)          172,720       127,444       191,808        28,539        20,622
               Account maintenance and distribution
               fees--Class C (Note 2)                         166,200        87,446       245,878        18,954        17,652
               Transfer agent fees--Class C (Note 2)           93,507        58,138       122,706        12,838         7,347
               Accounting services (Note 2)                    48,255        29,197        58,756         8,927        10,426
               Registration fees (Note 1f)                     29,998        25,599        24,117        35,008        27,656
               Printing and shareholder reports                32,370        20,043        36,540         5,650         5,782
               Custodian fees                                  12,330        34,966        14,079         7,663        11,036
               Professional fees                               19,328        10,690        22,134         4,957         5,259
               Transfer agent fees--Class D (Note 2)           14,196         8,063         9,377         3,019         1,620
               Amortization of organization expenses
               (Note 1f)                                        3,631         8,809         7,126         2,077         4,693
               Account maintenance fees--Class D
               (Note 2)                                         8,136         3,877         6,166         1,913         1,748
               Directors' fees and expenses                     3,949         2,698         4,456           802         1,383
               Pricing fees (Note 2)                              212         2,679            --         2,645           317
               Transfer agent fees--Class A (Note 2)              864           491         1,313           142           832
               Other                                            3,162         2,298         2,461           994         1,140
                                                         ------------  ------------  ------------  ------------  ------------
               Total expenses before reimbursement          1,278,051       861,777     1,602,142       225,141       227,448
               Reimbursement of expenses (Note 2)                  --            --            --      (159,177)     (151,912)
                                                         ------------  ------------  ------------  ------------  ------------
               Total expenses after reimbursement           1,278,051       861,777     1,602,142        65,964        75,536
                                                         ------------  ------------  ------------  ------------  ------------
               Investment income (loss)--net                  (60,894)      (66,542)     (580,200)      566,612       589,096
                                                         ------------  ------------  ------------  ------------  ------------


Realized &     Realized gain (loss) from:
Unrealized       Investments--net                           4,901,900     3,923,452     5,015,409       (88,903)      (67,897)
Gain             Foreign currency transactions--net                --       247,222            --            --            --
(Loss) on      Change in unrealized appreciation/
Invest-        depreciation on:
ments &          Investments--net                           4,990,355    (2,599,389)   (3,967,595)   (1,229,830)     (894,023)
Foreign          Foreign currency transactions--net                --      (212,078)           --            --            --
Currency                                                 ------------  ------------  ------------  ------------  ------------
Transactions   Net realized and unrealized gain
--Net (Notes   (loss) on investments and foreign
1b, 1c,        currency transactions                        9,892,255     1,359,207     1,047,814    (1,318,733)     (961,920)
1e & 3):                                                 ------------  ------------  ------------  ------------  ------------
               Net Increase (Decrease) in Net Assets
               Resulting from Operations                 $  9,831,361  $  1,292,665  $    467,614  $   (752,121) $   (372,824)
                                                         ============  ============  ============  ============  ============

              *Net of foreign withholding tax on
               dividends                                 $      8,987  $     41,527  $     31,423            --            --
                                                         ============  ============  ============  ============  ============

               See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                               Fundamental              Global Opportunity
                                                                             Value Portfolio                Portfolio
                                                                      For the Six      For the     For the Six      For the
                                                                      Months Ended    Year Ended   Months Ended    Year Ended
                                                                        July 31,     January 31,     July 31,     January 31,

               Increase (Decrease) in Net Assets:                         1999           1999          1999           1999
Operations:    Investment income (loss)--net                           $    (60,894) $   (280,174) $    (66,542) $    187,440
               Realized gain on investments and foreign
               currency transactions--net                                 4,901,900     5,442,771     4,170,674       387,514
               Change in unrealized appreciation/depreciation
               on investments and foreign currency
               transactions--net                                          4,990,355       162,925    (2,811,467)    4,446,195
                                                                       ------------  ------------  ------------  ------------
               Net increase in net assets resulting from
               operations                                                 9,831,361     5,325,522     1,292,665     5,021,149
                                                                       ------------  ------------  ------------  ------------


Distri-        Realized gain on investments--net:
butions to       Class A                                                         --       (24,547)           --            --
Shareholders     Class B                                                         --    (3,462,399)           --            --
(Note 1g):       Class C                                                         --    (1,712,089)           --            --
                 Class D                                                         --      (393,697)           --            --
               In excess of realized gain on investments--net:
                 Class A                                                         --            --            --          (561)
                 Class B                                                         --            --            --      (107,053)
                 Class C                                                         --            --            --       (43,148)
                 Class D                                                         --            --            --        (9,798)
                                                                       ------------  ------------  ------------  ------------
               Net decrease in net assets resulting from
               distributions to shareholders                                     --    (5,592,732)           --      (160,560)
                                                                       ------------  ------------  ------------  ------------


Capital        Net increase (decrease) in net assets derived
Share          from capital share transactions                              430,360    23,869,513    (6,693,613)    1,550,635
Transactions                                                           ------------  ------------  ------------  ------------
(Note 4):


Net Assets:    Total increase (decrease) in net assets                   10,261,721    23,602,303    (5,400,948)    6,411,224
               Beginning of period                                      100,202,137    76,599,834    66,364,829    59,953,605
                                                                       ------------  ------------  ------------  ------------
               End of period                                           $110,463,858  $100,202,137  $ 60,963,881  $ 66,364,829
                                                                       ============  ============  ============  ============

               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


STATEMENTS OF CHANGES IN NET ASSETS (concluded)
                                                    Growth                        Quality                US Government
                                                 Opportunity                        Bond                   Securities
                                                  Portfolio                      Portfolio                 Portfolio
                                         For the Six       For the      For the Six     For the     For the Six     For the
                                         Months Ended     Year Ended    Months Ended   Year Ended   Months Ended   Year Ended
                                           July 31,      January 31,      July 31,    January 31,     July 31,    January 31,
Increase (Decrease) in Net Assets:           1999            1999           1999          1999          1999          1999
Operations:    Investment income
               (loss)--net                $   (580,200)  $ (1,082,001) $    566,612  $    798,312  $    589,096  $    815,801
               Realized gain (loss)
               on investments--net           5,015,409      5,518,909       (88,903)      141,775       (67,897)      330,960
               Change in unrealized
               appreciation/depreciation
               on investments--net          (3,967,595)    21,955,016    (1,229,830)      139,750      (894,023)      (89,917)
                                          ------------   ------------  ------------  ------------  ------------  ------------
               Net increase (decrease)
               in net assets resulting
               from operations                 467,614     26,391,924      (752,121)    1,079,837      (372,824)    1,056,844
                                          ------------   ------------  ------------  ------------  ------------  ------------


Dividends &    Investment income--net:
Distribu-        Class A                            --             --        (2,477)      (45,570)      (22,739)     (149,920)
tions to         Class B                            --             --      (369,108)     (488,136)     (406,340)     (469,886)
Shareholders     Class C                            --             --      (144,301)     (205,201)     (118,618)     (151,711)
(Note 1g):       Class D                            --             --       (50,726)      (59,405)      (41,399)      (44,284)
               Realized gain on
               investments--net:
                 Class A                            --        (12,483)           --        (1,890)           --       (26,863)
                 Class B                            --     (1,099,540)           --       (76,535)           --      (230,879)
                 Class C                            --       (645,712)           --       (30,006)           --       (73,379)
                 Class D                            --        (78,747)           --        (9,735)           --       (26,101)
               In excess of realized
               gain on invest-
               ments--net:
                 Class A                            --             --            --            --            --          (716)
                 Class B                            --             --            --            --            --        (6,152)
                 Class C                            --             --            --            --            --        (1,955)
                 Class D                            --             --            --            --            --          (695)
                                          ------------   ------------  ------------  ------------  ------------  ------------
               Net decrease in net
               assets resulting from
               dividends and distri-
               butions to share-
               holders                              --     (1,836,482)     (566,612)     (916,478)     (589,096)   (1,182,541)
                                          ------------   ------------  ------------  ------------  ------------  ------------


Capital        Net increase (decrease)
Share          in net assets derived
Transactions   from capital share
(Note 4):      transactions                 33,575,430     49,407,790     1,194,524     7,232,908    (1,818,080)   10,369,240
                                          ------------   ------------  ------------  ------------  ------------  ------------


Net Assets:    Total increase (decrease)
               in net assets                34,043,044     73,963,232      (124,209)    7,396,267    (2,780,000)   10,243,543
               Beginning of period         114,592,949     40,629,717    18,128,474    10,732,207    22,475,322    12,231,779
                                          ------------   ------------  ------------  ------------  ------------  ------------
               End of period              $148,635,993   $114,592,949  $ 18,004,265  $ 18,128,474  $ 19,695,322  $ 22,475,322
                                          ============   ============  ============  ============  ============  ============

               See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                             Fundamental Value Portfolio++++
                                                                                        Class A
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.     Months Ended
                                                             July 31,              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                       1999          1999          1998          1997         1996++
Per Share      Net asset value, beginning of period      $      14.18  $      13.98  $      13.58  $      11.67  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income (loss)--net                      .07           .11           .07          (.01)          .25
               Realized and unrealized gain on
               investments--net                                  1.43          1.05          2.22          2.70          1.76
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                  1.50          1.16          2.29          2.69          2.01
                                                         ------------  ------------  ------------  ------------  ------------
               Less distributions:
                 Realized gain on investments--net                 --          (.96)        (1.89)         (.78)         (.20)
                 In excess of realized gain on
                 investments--net                                  --            --            --            --          (.11)
                 Return of capital--net                            --            --            --            --          (.03)
                                                         ------------  ------------  ------------  ------------  ------------
               Total distributions                                 --          (.96)        (1.89)         (.78)         (.34)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $      15.68  $      14.18  $      13.98  $      13.58  $      11.67
                                                         ============  ============  ============  ============  ============


Total          Based on net asset value per share              10.58%+++      8.51%        17.12%        23.20%        20.10%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                   1.38%*        1.45%         1.63%         2.03%         1.54%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         1.38%*        1.45%         1.63%         2.03%         2.00%
                                                         ============  ============  ============  ============  ============
               Investment income (loss)--net                     .92%*         .75%          .48%         (.07%)        1.99%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in
Data:          thousands)                                $        425  $        359  $        317  $        209  $        121
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              18.28%        40.10%        68.75%        80.60%        51.37%
                                                         ============  ============  ============  ============  ============

              *Annualized.
             **Total investment returns exclude the effects of sales charges. ++The Program commenced operations on February 1, 1995.
           ++++Based on average shares outstanding.
            +++Aggregate total investment return.

               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                          Fundamental Value Portfolio++++
                                                                                       Class B
The following per share data and ratios have been derived For the Six
from information provided in the financial statements.    Months Ended
                                                            July 31,               For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      1999          1999          1998          1997         1996++
Per Share      Net asset value, beginning of period      $      13.92  $      13.75  $      13.39  $      11.55  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment loss--net                              (.01)         (.05)         (.09)         (.15)         (.07)
               Realized and unrealized gain on
               investments--net                                  1.40          1.03          2.19          2.65          1.96
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                  1.39           .98          2.10          2.50          1.89
                                                         ------------  ------------  ------------  ------------  ------------
               Less distributions:
                 Realized gain on investments--net                 --          (.81)        (1.74)         (.66)         (.20)
                 In excess of realized gain on
                 investments--net                                  --            --            --            --          (.11)
                 Return of capital--net                            --            --            --            --          (.03)
                                                         ------------  ------------  ------------  ------------  ------------
               Total distributions                                 --          (.81)        (1.74)         (.66)         (.34)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $      15.31  $      13.92  $      13.75  $      13.39  $      11.55
                                                         ============  ============  ============  ============  ============


Total          Based on net asset value per share               9.99%+++      7.32%        15.91%        21.79%        18.89%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                   2.47%*        2.55%         2.72%         3.11%         3.29%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         2.47%*        2.55%         2.72%         3.11%         3.39%
                                                         ============  ============  ============  ============  ============
               Investment loss--net                             (.16%)*       (.35%)        (.60%)       (1.15%)        (.61%)
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in
Data:          thousands)                                $     67,656  $     62,419  $     48,073  $     34,828  $     20,989
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              18.28%        40.10%        68.75%        80.60%        51.37%
                                                         ============  ============  ============  ============  ============


                                                                            Fundamental Value Portfolio++++
                                                                                        Class C
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.     Months Ended
                                                             July 31,              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                       1999          1999          1998         1997          1996++
Per Share      Net asset value, beginning of period      $      13.91  $      13.75  $      13.39  $      11.55  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment loss--net                              (.01)         (.06)         (.09)         (.15)         (.09)
               Realized and unrealized gain on
               investments--net                                  1.40          1.03          2.19          2.66          1.98
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                  1.39           .97          2.10          2.51          1.89
                                                         ------------  ------------  ------------  ------------  ------------
               Less distributions:
                 Realized gain on investments--net                 --          (.81)        (1.74)         (.67)         (.20)
                 In excess of realized gain on
                 investments--net                                  --            --            --            --          (.11)
                 Return of capital--net                            --            --            --            --          (.03)
                                                         ------------  ------------  ------------  ------------  ------------
               Total distributions                                 --          (.81)        (1.74)         (.67)         (.34)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $      15.30  $      13.91  $      13.75  $      13.39  $      11.55
                                                         ============  ============  ============  ============  ============


Total          Based on net asset value per share               9.99%+++      7.23%        15.93%        21.82%        18.89%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                   2.50%*        2.58%         2.75%         3.15%         3.38%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         2.50%*        2.58%         2.75%         3.15%         3.46%
                                                         ============  ============  ============  ============  ============
               Investment loss--net                             (.20%)*       (.39%)        (.63%)       (1.19%)        (.75%)
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in
Data:          thousands)                                $     35,480  $     31,188  $     22,896  $     15,022  $      7,990
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              18.28%        40.10%        68.75%        80.60%        51.37%
                                                         ============  ============  ============  ============  ============


                                                                          Fundamental Value Portfolio++++
                                                                                      Class D
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.    Months Ended
                                                            July 31,               For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      1999          1999          1998          1997         1996++
Per Share      Net asset value, beginning of period      $      14.13  $      13.94  $      13.54  $      11.65  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income (loss)--net                      .05           .07           .03          (.04)          .03
               Realized and unrealized gain on
               investments--net                                  1.43          1.04          2.22          2.68          1.96
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                  1.48          1.11          2.25          2.64          1.99
                                                         ------------  ------------  ------------  ------------  ------------
               Less distributions:
                 Realized gain on investments--net                 --          (.92)        (1.85)         (.75)         (.20)
                 In excess of realized gain on
                 investments--net                                  --            --            --            --          (.11)
                 Return of capital--net                            --            --            --            --          (.03)
                                                         ------------  ------------  ------------  ------------  ------------
               Total distributions                                 --          (.92)        (1.85)         (.75)         (.34)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $      15.61  $      14.13  $      13.94  $      13.54  $      11.65
                                                         ============  ============  ============  ============  ============


Total          Based on net asset value per share              10.47%+++      8.19%        16.89%        22.82%        19.90%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                   1.63%*        1.70%         1.89%         2.27%         2.45%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         1.63%*        1.70%         1.89%         2.27%         2.56%
                                                         ============  ============  ============  ============  ============
               Investment income (loss)--net                     .68%*         .50%          .23%         (.31%)         .24%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in
Data:          thousands)                                $      6,903  $      6,236  $      5,314  $      4,180  $      2,471
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              18.28%        40.10%        68.75%        80.60%        51.37%
                                                         ============  ============  ============  ============  ============

              *Annualized.
             **Total investment returns exclude the effects of sales charges. ++The Program commenced operations on February 1, 1995.
           ++++Based on average shares outstanding.
            +++Aggregate total investment return.

               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                          Global Opportunity Portfolio++++
                                                                                      Class A
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.    Months Ended
                                                            July 31,               For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      1999         1999          1998           1997         1996++
Per Share      Net asset value, beginning of period      $      12.46  $      11.40  $      11.93  $      10.82  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income--net                             .05           .16           .16           .15           .34
               Realized and unrealized gain on
               investments and foreign
               currency transactions--net                         .30           .94           .69          1.21           .77
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                   .35          1.10           .85          1.36          1.11
                                                         ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                 Investment income--net                            --            --          (.05)           --          (.20)
                 In excess of investment income--net               --            --          (.20)         (.13)         (.06)
                 Realized gain on investments--net                 --            --          (.99)         (.12)           --
                 In excess of realized gain on
                 investments--net                                  --          (.04)         (.14)           --          (.03)
                                                         ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions                   --          (.04)        (1.38)         (.25)         (.29)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $      12.81  $      12.46  $      11.40  $      11.93  $      10.82
                                                         ============  ============  ============  ============  ============


Total          Based on net asset value per share               2.81%+++      9.63%         7.27%        12.68%        11.15%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                   1.71%*        1.72%         1.87%         2.47%         2.01%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         1.71%*        1.72%         1.87%         2.90%         2.32%
                                                         ============  ============  ============  ============  ============
               Investment income--net                            .85%*        1.37%         1.28%         1.83%         2.92%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in thousands)  $        189  $        193  $        167  $        129  $      3,025
Data:                                                    ============  ============  ============  ============  ============
               Portfolio turnover                              55.21%       134.89%        99.11%       125.68%        83.14%
                                                         ============  ============  ============  ============  ============


                                                                            Global Opportunity Portfolio++++
                                                                                        Class B
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.    Months Ended
                                                            July 31,               For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      1999           1999          1998         1997          1996++
Per Share      Net asset value, beginning of period      $      12.23  $      11.30  $      11.86  $      10.76  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income (loss)--net                     (.01)          .03           .02         (.04)           .13
               Realized and unrealized gain on
               investments and foreign currency
               transactions--net                                  .28           .93           .68          1.29           .85
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                   .27           .96           .70          1.25           .98
                                                         ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                 Investment income--net                            --            --          (.02)           --          (.15)
                 In excess of investment income--net               --            --          (.11)         (.03)         (.04)
                 Realized gain on investments--net                 --            --          (.99)         (.12)           --
                 In excess of realized gain on
                 investments--net                                  --          (.03)         (.14)           --          (.03)
                                                         ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions                   --          (.03)        (1.26)         (.15)         (.22)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $      12.50  $      12.23  $      11.30  $      11.86  $      10.76
                                                         ============  ============  ============  ============  ============


Total          Based on net asset value per share               2.21%+++      8.48%         5.97%        11.67%         9.89%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                   2.81%*        2.82%         2.96%         3.76%         3.50%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         2.81%*        2.82%         2.96%         4.01%         3.61%
                                                         ============  ============  ============  ============  ============
               Investment income (loss)--net                    (.25%)*        .26%          .18%         (.39%)        1.20%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in
Data:          thousands)                                $     40,149  $     44,455  $     40,687   $    30,469  $     16,117
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              55.21%       134.89%        99.11%       125.68%        83.14%
                                                         ============  ============  ============  ============  ============

                                                                           Global Opportunity Portfolio++++
                                                                                       Class C
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.    Months Ended
                                                            July 31,              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      1999           1999         1998          1997         1996++
Per Share      Net asset value, beginning of period      $      12.20  $      11.28  $      11.84  $      10.75  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income (loss)--net                     (.02)          .02           .02          (.05)          .12
               Realized and unrealized gain on
               investments and foreign currency
               transactions--net                                  .29           .93           .68          1.29           .85
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                   .27           .95           .70          1.24           .97
                                                         ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                 Investment income--net                            --            --          (.02)           --          (.15)
                 In excess of investment income--net               --            --          (.11)         (.03)         (.04)
                 Realized gain on investments--net                 --            --          (.99)         (.12)           --
                 In excess of realized gain on
                 investments--net                                  --          (.03)         (.14)           --          (.03)
                                                         ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions                   --          (.03)        (1.26)         (.15)         (.22)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $      12.47  $      12.20  $      11.28  $      11.84  $      10.75
                                                         ============  ============  ============  ============  ============


Total          Based on net asset value per share               2.21%+++      8.40%         5.99%        11.61%         9.81%+++
Investment                                               ============  ============  ============  ============  ============
Return:**



Ratios to      Expenses, net of reimbursement                   2.86%*        2.87%         3.00%         3.81%         3.58%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         2.86%*        2.87%         3.00%         4.06%         3.65%
                                                         ============  ============  ============  ============  ============
               Investment income (loss)--net                    (.30%)*        .20%          .13%        (.46%)         1.07%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in
Data:          thousands)                                $     17,591  $     18,342  $     15,951  $     10,659  $      4,770
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              55.21%       134.89%        99.11%       125.68%        83.14%
                                                         ============  ============  ============  ============  ============


              *Annualized.
             **Total investment returns exclude the effects of sales charges. ++The Program commenced operations on February 1, 1995.
           ++++Based on average shares outstanding.
            +++Aggregate total investment return.

               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                           Global Opportunity Portfolio++++
                                                                                       Class D
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.    Months Ended
                                                            July 31,              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      1999           1999         1998           1997       1996+++++
Per Share      Net asset value, beginning of period      $      12.42  $      11.39  $      11.92  $      10.80  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income--net                             .04           .13           .13           .05           .22
               Realized and unrealized gain on
               investments and foreign
               currency transactions--net                         .29           .94           .70          1.29           .85
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                   .33          1.07           .83          1.34          1.07
                                                         ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                 Investment income--net                            --            --          (.04)           --          (.18)
                 In excess of investment income--net               --            --          (.19)         (.10)         (.06)
                 Realized gain on investments--net                 --            --          (.99)         (.12)           --
                 In excess of realized gain on
                 investments--net                                  --          (.04)         (.14)           --          (.03)
                                                         ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions                   --          (.04)        (1.36)         (.22)         (.27)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $      12.75  $      12.42  $      11.39  $      11.92  $      10.80
                                                         ============  ============  ============  ============  ============


Total          Based on net asset value per share               2.66%+++      9.35%         7.02%        12.56%        10.80%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                   1.96%*        1.97%         2.12%         2.91%         2.67%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         1.96%*        1.97%         2.12%         3.17%         2.77%
                                                         ============  ============  ============  ============  ============
               Investment income--net                            .60%*        1.11%         1.03%          .48%         2.00%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in thousands)  $      3,035  $      3,375  $      3,149  $      2,596  $      1,513
Data:                                                    ============  ============  ============  ============  ============
               Portfolio turnover                              55.21%       134.89%        99.11%       125.68%        83.14%
                                                         ============  ============  ============  ============  ============


                                                                                   Growth Opportunity Portfolio++++
                                                                                             Class A
The following per share data and ratios have been derived               For the Six                              For the Period
from information provided in the financial statements.                  Months Ended        For the Year         Feb. 2, 1996++
                                                                          July 31,       Ended January 31,        to Jan. 31,
Increase (Decrease) in Net Asset Value:                                   1999           1999          1998          1997
Per Share      Net asset value, beginning of period                    $      18.53  $      13.42  $      11.79  $      10.00
Operating                                                              ------------  ------------  ------------  ------------
Performance:   Investment income (loss)--net                                    .02          (.06)         (.07)          .03
               Realized and unrealized gain on
               investments--net                                                 .16          5.63          2.83          1.76
                                                                       ------------  ------------  ------------  ------------
               Total from investment operations                                 .18          5.57          2.76          1.79
                                                                       ------------  ------------  ------------  ------------
               Less distributions from realized gain on
               investments--net                                                  --          (.46)        (1.13)           --
                                                                       ------------  ------------  ------------  ------------
               Net asset value, end of period                          $      18.71  $      18.53  $      13.42  $      11.79
                                                                       ============  ============  ============  ============


Total          Based on net asset value per share                              .97%+++     42.02%        23.52%        17.90%+++
Investment                                                             ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                                 1.28%*        1.56%         1.98%         2.44%*
Average Net                                                            ============  ============  ============  ============
Assets:        Expenses                                                       1.28%*        1.56%         1.98%         3.08%*
                                                                       ============  ============  ============  ============
               Investment income (loss)--net                                   .21%*        (.39%)        (.55%)         .23%*
                                                                       ============  ============  ============  ============


Supplemental   Net assets, end of period (in thousands)                $        731  $        582  $        207  $         58
Data:                                                                  ============  ============  ============  ============
               Portfolio turnover                                            19.40%        40.59%        60.24%        51.63%
                                                                       ============  ============  ============  ============


                                                                                    Growth Opportunity Portfolio++++
                                                                                              Class B
The following per share data and ratios have been derived            For the Six                                For the Period
from information provided in the financial statements.               Months Ended           For the Year        Feb. 2, 1996++
                                                                       July 31,          Ended January 31,       to Jan. 31,
Increase (Decrease) in Net Asset Value:                                  1999            1999          1998          1997
Per Share      Net asset value, beginning of period                    $      18.26  $      13.27  $      11.68  $      10.00
Operating                                                              ------------  ------------  ------------  ------------
Performance:   Investment loss--net                                            (.08)         (.23)         (.22)         (.21)
               Realized and unrealized gain on
               investments--net                                                 .16          5.54          2.80          1.89
                                                                       ------------  ------------  ------------  ------------
               Total from investment operations                                 .08          5.31          2.58          1.68
                                                                       ------------  ------------  ------------  ------------
               Less distributions from realized gain on
               investments--net                                                  --          (.32)         (.99)           --
                                                                       ------------  ------------  ------------  ------------
               Net asset value, end of period                          $      18.34  $      18.26  $      13.27  $      11.68
                                                                       ============  ============  ============  ============

Total          Based on net asset value per share                              .44%+++     40.41%        22.16%        16.80%+++
Investment                                                             ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                                 2.37%*        2.66%         3.09%         3.84%*
Average Net                                                            ============  ============  ============  ============
Assets:        Expenses                                                       2.37%*        2.66%         3.09%         4.00%*
                                                                       ============  ============  ============  ============
               Investment loss--net                                           (.87%)*      (1.50%)       (1.66%)       (1.93%)*
                                                                       ============  ============  ============  ============


Supplemental   Net assets, end of period (in thousands)                $     88,202  $     69,601  $     25,752  $      9,816
Data:                                                                  ============  ============  ============  ============
               Portfolio turnover                                            19.40%        40.59%        60.24%        51.63%
                                                                       ============  ============  ============  ============


              *Annualized.
             **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
           ++++Based on average shares outstanding.
            +++Aggregate total investment return.
          +++++The Program commenced operations on February 1, 1995.


               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                                 Growth Opportunity Portfolio++++
                                                                                             Class C
The following per share data and ratios have been derived              For the Six                             For the Period
from information provided in the financial statements.                 Months Ended         For the Year       Feb. 2, 1996++
                                                                         July 31,        Ended January 31,      to Jan. 31,
Increase (Decrease) in Net Asset Value:                                   1999           1999          1998          1997
Per Share      Net asset value, beginning of period                    $      18.24  $      13.26  $      11.67  $      10.00
Operating                                                              ------------  ------------  ------------  ------------
Performance:   Investment loss--net                                            (.08)         (.24)         (.23)         (.22)
               Realized and unrealized gain on investments
               and foreign currency transactions--net                           .15          5.55          2.81          1.89
                                                                       ------------  ------------  ------------  ------------
               Total from investment operations                                 .07          5.31          2.58          1.67
                                                                       ------------  ------------  ------------  ------------
               Less distributions from realized gain on
               investments--net                                                  --          (.33)         (.99)           --
                                                                       ------------  ------------  ------------  ------------
               Net asset value, end of period                          $      18.31  $      18.24  $      13.26  $      11.67
                                                                       ============  ============  ============  ============


Total          Based on net asset value per share                              .38%+++     40.39%        22.17%        16.70%+++
Investment                                                             ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                                 2.40%*        2.71%         3.14%         3.88%*
Average Net                                                            ============  ============  ============  ============
Assets:        Expenses                                                       2.40%*        2.71%         3.14%         4.05%*
                                                                       ============  ============  ============  ============
               Investment loss--net                                           (.90%)*      (1.55%)       (1.71%)       (1.98%)*
                                                                       ============  ============  ============  ============


Supplemental   Net assets, end of period (in thousands)                $     54,107  $     40,710  $     13,059  $      4,649
Data:                                                                  ============  ============  ============  ============
               Portfolio turnover                                            19.40%        40.59%        60.24%        51.63%
                                                                       ============  ============  ============  ============

                                                                                  Growth Opportunity Portfolio++++
                                                                                              Class D
The following per share data and ratios have been derived             For the Six                               For the Period
from information provided in the financial statements.                Months Ended          For the Year        Feb. 2, 1996++
                                                                        July 31,         Ended January 31,       to Jan. 31,
Increase (Decrease) in Net Asset Value:                                   1999           1999          1998           1997
Per Share      Net asset value, beginning of period                    $      18.51  $      13.42  $      11.78  $      10.00
Operating                                                              ------------  ------------  ------------  ------------
Performance:   Investment loss--net                                              --++++++++  (.10)         (.11)         (.11)
               Realized and unrealized gain on investments--net                 .15          5.62          2.84          1.89
                                                                       ------------  ------------  ------------  ------------
               Total from investment operations                                 .15          5.52          2.73          1.78
                                                                       ------------  ------------  ------------  ------------
               Less distributions from realized gain on
               investments--net                                                  --          (.43)        (1.09)           --
                                                                       ------------  ------------  ------------  ------------
               Net asset value, end of period                          $      18.66  $      18.51  $      13.42  $      11.78
                                                                       ============  ============  ============  ============


Total          Based on net asset value per share                              .81%+++     41.59%        23.30%        17.80%+++
Investment                                                             ============  ============  ============  ============
Return:**

Ratios to      Expenses, net of reimbursement                                 1.53%*        1.80%         2.23%         2.94%*
Average Net                                                            ============  ============  ============  ============
Assets:        Expenses                                                       1.53%*        1.80%         2.23%         3.13%*
                                                                       ============  ============  ============  ============
               Investment loss--net                                           (.02%)*       (.64%)        (.80%)       (1.00%)*
                                                                       ============  ============  ============  ============


Supplemental   Net assets, end of period (in thousands)                $      5,596  $      3,700  $      1,612  $        819
Data:                                                                  ============  ============  ============  ============
               Portfolio turnover                                            19.40%        40.59%        60.24%        51.63%
                                                                       ============  ============  ============  ============


                                                                                Quality Bond Portfolio
                                                                                       Class A
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.    Months Ended
                                                            July 31,               For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                       1999          1999         1998          1997       1996+++++
Per Share      Net asset value, beginning of period      $      10.21  $      10.10  $       9.79  $      10.27  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income--net                             .34           .66           .69           .68           .62
               Realized and unrealized gain (loss)
               on investments--net                               (.71)          .18           .31          (.44)           .27
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                  (.37)          .84          1.00           .24           .89
                                                         ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                 Investment income--net                          (.34)         (.66)         (.69)         (.68)         (.62)
                 Realized gain on investments--net                 --          (.07)           --          (.04)           --
                                                         ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions                 (.34)         (.73)         (.69)         (.72)         (.62)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $       9.50  $      10.21  $      10.10  $       9.79  $      10.27
                                                         ============  ============  ============  ============  ============


Total          Based on net asset value per share              (3.70%)+++     8.57%        10.59%         2.51%         9.26%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                   0.00%*        0.00%         0.00%         0.00%         0.00%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         1.65%*        2.00%         2.62%         3.23%         2.60%
                                                         ============  ============  ============  ============  ============
               Investment income--net                           6.92%*        6.56%         7.01%         6.85%         6.22%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in
Data:          thousands)                                $        114  $         84  $      1,214  $      2,254  $      2,196
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              61.81%       123.80%       114.61%        91.10%        86.68%
                                                         ============  ============  ============  ============  ============

              *Annualized.
             **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
           ++++Based on average shares outstanding.
            +++Aggregate total investment return.
          +++++The Program commenced operations on February 1, 1995. ++++++++Amount is less than $.01 per share.

               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                                Quality Bond Portfolio
                                                                                       Class B
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.    Months Ended
                                                            July 31,               For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      1999          1999          1998          1997         1996++
Per Share      Net asset value, beginning of period      $      10.21  $      10.09  $       9.79  $      10.27  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income--net                             .30           .58           .60           .59           .54
               Realized and unrealized gain (loss)
               on investments--net                               (.71)          .19           .30          (.44)          .27
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                  (.41)          .77           .90           .15           .81
                                                         ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                 Investment income--net                          (.30)         (.58)         (.60)         (.59)         (.54)
                 Realized gain on investments--net                 --          (.07)           --          (.04)           --
                                                         ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions                 (.30)         (.65)         (.60)         (.63)         (.54)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $       9.50  $      10.21  $      10.09  $       9.79  $      10.27
                                                         ------------  ------------  ------------  ------------  ------------


Total          Based on net asset value per share              (4.06%)+++     7.88%         9.55%         1.62%         8.35%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                    .75%*         .75%          .75%          .78%          .79%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         2.47%*        2.71%         3.51%         4.08%         3.31%
                                                         ============  ============  ============  ============  ============
               Investment income--net                           6.14%*        5.74%         6.14%         6.00%         5.52%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period
Data:          (in thousands)                            $     11,791  $     11,874  $      6,095  $      4,824  $      3,049
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              61.81%       123.80%       114.61%        91.10%        86.68%
                                                         ============  ============  ============  ============  ============

                                                                                Quality Bond Portfolio
                                                                                       Class C
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.     Months Ended
                                                             July 31,              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      1999           1999         1998          1997         1996++
Per Share      Net asset value, beginning of period      $      10.21  $      10.09  $       9.79  $      10.27  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income--net                             .30           .58           .60           .58           .53
               Realized and unrealized gain (loss)
               on investments--net                               (.71)          .19           .30          (.44)          .27
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                  (.41)          .77           .90           .14           .80
                                                         ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                 Investment income--net                          (.30)         (.58)         (.60)         (.58)         (.53)
                 Realized gain on investments--net                 --          (.07)           --          (.04)           --
                                                         ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions                 (.30)         (.65)         (.60)         (.62)         (.53)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $       9.50  $      10.21  $      10.09  $       9.79  $      10.27
                                                         ============  ============  ============  ============  ============

Total          Based on net asset value per share              (4.08%)+++     7.83%         9.46%         1.55%         8.27%+++
Investment                                               ============  ============  ============  ============  ============
Return:**

Ratios to      Expenses, net of reimbursement                    .80%*         .80%          .80%          .85%          .87%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         2.59%*        2.82%         3.60%         4.15%         3.44%
                                                         ============  ============  ============  ============  ============
               Investment income--net                           6.09%*        5.69%         6.05%         5.93%         5.46%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in
Data:          thousands)                                $      4,715  $      4,587  $      2,814  $      1,885  $      1,123
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              61.81%       123.80%       114.61%        91.10%        86.68%
                                                         ============  ============  ============  ============  ============

                                                                                Quality Bond Portfolio
                                                                                       Class D
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.    Months Ended
                                                            July 31,               For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      1999          1999          1998          1997         1996++
Per Share      Net asset value, beginning of period      $      10.21  $      10.09  $       9.79  $      10.27  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income--net                             .32           .63           .66           .65           .60
               Realized and unrealized gain (loss)
               on investments--net                               (.71)          .19           .30          (.44)          .27
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                  (.39)          .82           .96           .21           .87
                                                         ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                 Investment income--net                          (.32)         (.63)         (.66)         (.65)         (.60)
                 Realized gain on investments--net                 --          (.07)           --          (.04)           --
                                                         ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions                 (.32)         (.70)         (.66)         (.69)         (.60)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $       9.50  $      10.21  $      10.09  $       9.79  $      10.27
                                                         ============  ============  ============  ============  ============


Total          Based on net asset value per share              (3.82%)+++     8.41%        10.21%         2.25%         8.99%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                    .25%*         .25%          .25%          .16%          .19%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         1.89%*        2.08%         2.90%         3.47%         2.70%
                                                         ============  ============  ============  ============  ============
               Investment income--net                           6.63%*        6.21%         6.75%         6.62%         6.11%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in
Data:          thousands)                                $      1,384  $      1,583  $        609  $        452  $        221
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              61.81%       123.80%       114.61%        91.10%        86.68%
                                                         ============  ============  ============  ============  ============

              *Annualized.
             **Total investment returns exclude the effects of sales charges. ++The Program commenced operations on February 1, 1995.
            +++Aggregate total investment return.

               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                          US Government Securities Portfolio
                                                                                       Class A
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.    Months Ended
                                                            July 31,               For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                       1999         1999          1998             1997       1996++
Per Share      Net asset value, beginning of period      $      10.52  $      10.48  $      10.20  $      10.48  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income--net                             .32           .64           .69           .69           .76
               Realized and unrealized gain (loss)
               on investments--net                               (.47)          .21           .35          (.21)          .74
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                  (.15)          .85          1.04           .48          1.50
                                                         ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                 Investment income--net                          (.32)         (.64)         (.69)         (.69)         (.76)
                 Realized gain on investments--net                 --          (.17)         (.07)         (.07)         (.26)
                 In excess of realized gain on
                 investments--net                                  --            --++++        --            --            --
                                                         ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions                 (.32)         (.81)         (.76)         (.76)        (1.02)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $      10.05  $      10.52  $      10.48  $      10.20  $      10.48
                                                         ============  ============  ============  ============  ============


Total          Based on net asset value per share              (1.48%)+++     8.39%        10.66%         4.76%        15.47%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                    .00%*         .00%          .00%          .00%          .00%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         1.33%*        1.73%         2.00%         2.92%         2.54%
                                                         ============  ============  ============  ============  ============
               Investment income--net                           6.16%*        6.13%         6.80%         6.69%         7.30%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in
Data:          thousands)                                $        269  $      1,278  $      3,233  $      4,486  $      5,463
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              78.46%       310.91%       361.31%        27.32%       113.05%
                                                         ============  ============  ============  ============  ============

                                                                          US Government Securities Portfolio
                                                                                       Class B
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.    Months Ended
                                                            July 31,               For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                       1999          1999         1998          1997         1996++
Per Share      Net asset value, beginning of period      $      10.51  $      10.48  $      10.20  $      10.48  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income--net                             .28           .56           .61           .60           .68
               Realized and unrealized gain (loss)
               on investments--net                               (.46)          .20           .35          (.21)          .74
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                  (.18)          .76           .96           .39          1.42
                                                         ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                 Investment income--net                          (.28)         (.56)         (.61)         (.60)         (.68)
                 Realized gain on investments--net                 --          (.17)         (.07)         (.07)         (.26)
                 In excess of realized gain on
                 investments--net                                  --            --++++        --            --            --
                                                         ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions                 (.28)         (.73)         (.68)         (.67)         (.94)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $      10.05  $      10.51  $      10.48  $      10.20  $      10.48
                                                         ============  ============  ============  ============  ============


Total          Based on net asset value per share              (1.75%)+++     7.48%         9.76%         3.90%        14.53%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                    .75%*         .75%          .75%          .78%          .81%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         2.16%*        2.34%         2.82%         3.72%         3.35%
                                                         ============  ============  ============  ============  ============
               Investment income--net                           5.43%*        5.26%         5.94%         5.85%         6.28%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in
Data:          thousands)                                $     14,349  $     14,817  $      6,627  $      4,514  $      3,043
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              78.46%       310.91%       361.31%        27.32%       113.05%
                                                         ============  ============  ============  ============  ============

              *Annualized.
             **Total investment returns exclude the effects of sales charges. ++The Program commenced operations on February 1, 1995.
           ++++Amount is less than $.01 per share.
            +++Aggregate total investment return.

               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


FINANCIAL HIGHLIGHTS (concluded)
                                                                         US Government Securities Portfolio
                                                                                      Class C
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.     Months Ended
                                                             July 31,              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      1999           1999         1998          1997          1996++
Per Share      Net asset value, beginning of period      $      10.51  $      10.48  $      10.19  $      10.47  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income--net                             .28           .55           .60           .59           .67
               Realized and unrealized gain (loss) on
               investments--net                                  (.46)          .20           .36          (.21)          .73
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                  (.18)          .75           .96           .38          1.40
                                                         ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                 Investment income--net                          (.28)         (.55)         (.60)         (.59)         (.67)
                 Realized gain on investments--net                 --          (.17)         (.07)         (.07)         (.26)
                 In excess of realized gain on
                 investments--net                                  --            --++++        --            --            --
                                                         ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions                 (.28)         (.72)         (.67)         (.66)         (.93)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $      10.05  $      10.51  $      10.48  $      10.19  $      10.47
                                                         ============  ============  ============  ============  ============

Total          Based on net asset value per share              (1.78%)+++     7.43%         9.79%         3.83%        14.36%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                    .80%*         .80%          .80%          .85%          .86%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         2.26%*        2.47%         2.90%         3.78%         3.41%
                                                         ============  ============  ============  ============  ============
               Investment income--net                           5.38%*        5.21%         5.88%         5.78%         6.21%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in
Data:          thousands)                                $      4,029  $      4,679  $      2,057  $      1,757  $      1,089
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              78.46%       310.91%       361.31%        27.32%       113.05%
                                                         ============  ============  ============  ============  ============


                                                                          US Government Securities Portfolio
                                                                                       Class D
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.    Months Ended
                                                            July 31,               For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                      1999           1999         1998          1997         1996++
Per Share      Net asset value, beginning of period      $      10.52  $      10.48  $      10.20  $      10.48  $      10.00
Operating                                                ------------  ------------  ------------  ------------  ------------
Performance:   Investment income--net                             .30           .61           .67           .66           .74
               Realized and unrealized gain (loss)
               on investments--net                               (.46)          .21           .35         (.21)           .74
                                                         ------------  ------------  ------------  ------------  ------------
               Total from investment operations                  (.16)          .82          1.02           .45          1.48
                                                         ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                 Investment income--net                          (.30)         (.61)         (.67)         (.66)         (.74)
                 Realized gain on investments--net                 --          (.17)         (.07)         (.07)         (.26)
                 In excess of realized gain on
                 investments--net                                  --            --++++        --            --            --
                                                         ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions                 (.30)         (.78)         (.74)         (.73)        (1.00)
                                                         ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period            $      10.06  $      10.52  $      10.48  $      10.20  $      10.48
                                                         ============  ============  ============  ============  ============


Total          Based on net asset value per share              (1.50%)+++     8.12%        10.38%         4.49%        15.13%+++
Investment                                               ============  ============  ============  ============  ============
Return:**


Ratios to      Expenses, net of reimbursement                    .25%*         .25%          .25%          .21%          .22%
Average Net                                              ============  ============  ============  ============  ============
Assets:        Expenses                                         1.60%*        1.67%         2.25%         3.14%         2.77%
                                                         ============  ============  ============  ============  ============
               Investment income--net                           5.92%*        5.73%         6.53%         6.42%         6.90%
                                                         ============  ============  ============  ============  ============


Supplemental   Net assets, end of period (in
Data:          thousands)                                $      1,048  $      1,071  $        315  $        313  $        182
                                                         ============  ============  ============  ============  ============
               Portfolio turnover                              78.46%       310.91%       361.31%        27.32%       113.05%
                                                         ============  ============  ============  ============  ============

              *Annualized.
             **Total investment returns exclude the effects of sales charges. ++The Program commenced operations on February 1, 1995.
           ++++Amount is less than $.01 per share.
            +++Aggregate total investment return.

               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Asset Builder Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as an open-end management investment company consisting of five separate portfolios: Fundamental Value Portfolio, Global Opportunity Portfolio, Growth Opportunity Portfolio, Quality Bond Portfolio and US Government Securities Portfolio (the "Portfolios"). All of the Portfolios are classified as diversified except for Growth Opportunity Portfolio, which is classified as a non-diversified portfolio. The Program's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Program's Portfolios offer four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Program.

(b) Derivative financial instruments--Each Portfolio may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt or currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolios are authorized to purchase and write call and put options. When the Portfolios write an option, an amount equal to the premium received by the Portfolios is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolios' records. However, the effect on operations is recorded from the date the Portfolios enter into such contracts.

* Foreign currency options and futures--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolios, sold by the Portfolios but not yet delivered, or committed or anticipated to be purchased by the Portfolios.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a witholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income of Quality Bond and US Government Securities Portfolios are declared daily and paid monthly. Dividends from net investment income of Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are recorded on the ex-dividend dates. Distributions of capital gains for all Portfolios are recorded on the ex-dividend dates. Distributions in excess of investment income and realized gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Dollar rolls--The US Government Securities Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Program's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, each Portfolio pays a monthly fee based on the average daily value of that Portfolio's net assets at the following annual rates; .65% for Fundamental Value and Growth Opportunity Portfolios, .50% for Quality Bond and US Government Securities Portfolios and .75% for Global Opportunity Portfolio.

For the six months ended July 31, 1999, MLAM had voluntarily waived management fees and reimbursed each Portfolio for additional expenses as follows:

                                      Management       Additional
                                         Fee            Expenses

Quality Bond Portfolio                 $45,915         $113,262
US Government Securities Portfolio      53,799           98,113


Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                            Account Maintenance Fees
                                       Class B      Class C       Class D

Fundamental Value Portfolio              .25%         .25%         .25%
Global Opportunity Portfolio             .25          .25          .25
Growth Opportunity Portfolio             .25          .25          .25
Quality Bond Portfolio                   .25          .25          .25
US Government Securities Portfolio       .25          .25          .25



Merrill Lynch Asset Builder Program, Inc., July 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


                                                      Distribution Fees
                                                    Class B      Class C

Fundamental Value Portfolio                           .75%         .75%
Global Opportunity Portfolio                          .75          .75
Growth Opportunity Portfolio                          .75          .75
Quality Bond Portfolio                                .50          .55
US Government Securities Portfolio                    .50          .55


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Program. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:

                                     MLFD               MLPF&S
                               Class A   Class D  Class A   Class D

Fundamental Value Portfolio      $  8    $  760     $166    $14,110
Global Opportunity Portfolio       --       176       --      3,659
Growth Opportunity Portfolio       23     1,324      461     25,357
Quality Bond Portfolio             --        97       --      1,432
US Government Securities
   Portfolio                       --        57       --        873


For the six months ended July 31, 1999, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:

                                    Class B Shares   Class C Shares

Fundamental Value Portfolio            $84,226          $ 7,400
Global Opportunity Portfolio            66,395            3,829
Growth Opportunity Portfolio            84,273           12,449
Quality Bond Portfolio                  13,325            1,593
US Government Securities Portfolio      25,052            4,243



In addition, MLPF&S received $4,620 and $1,884 in commissions on the execution of portfolio security transactions for the Fundamental
Value and Growth Opportunity Portfolios, respectively, for the six months ended July 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

During the six months ended July 31, 1999, Global Opportunity, Quality Bond and US Government Securities Portfolios paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $253, $3,917 and $294, respectively, for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to each Portfolio by MLAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of MLAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 1999 were as follows:

                                      Purchases         Sales

Fundamental Value Portfolio          $18,014,712    $16,667,441
Global Opportunity Portfolio          33,791,165     42,014,329
Growth Opportunity Portfolio          42,848,876     23,867,355
Quality Bond Portfolio                12,661,562     10,787,620
US Government Securities Portfolio    15,763,795     16,993,373


Net realized gains (losses) for the six months ended July 31, 1999 and net unrealized gains (losses) as of July 31, 1999 were as follows:

                                        Realized     Unrealized
Fundamental Value Portfolio              Gains         Gains

Long-term investments                 $4,901,900    $13,330,975
                                      ----------    -----------
Total                                 $4,901,900    $13,330,975
                                      ==========    ===========


                                        Realized     Unrealized
                                         Gains         Gains
Global Opportunity Portfolio            (Losses)      (Losses)

Long-term investments                 $3,923,452    $ 4,730,821
Foreign currency transactions           (336,403)        (2,150)
Forward foreign exchange contracts       583,625         (3,370)
                                      ----------    -----------
Total                                 $4,170,674    $ 4,725,301
                                      ==========    ===========


                                        Realized    Unrealized
Growth Opportunity Portfolio         Gains (Losses)    Gains

Long-term investments                 $5,015,479    $22,042,401
Short-term investments                       (70)            --
                                      ----------    -----------
Total                                 $5,015,409    $22,042,401
                                      ==========    ===========


                                        Realized     Unrealized
Quality Bond Portfolio                   Losses        Losses

Long-term investments                 $  (88,903)   $  (917,316)
                                      ----------    -----------
Total                                 $  (88,903)   $  (917,316)
                                      ==========    ===========


                                        Realized     Unrealized
US Government Securities Portfolio       Losses        Losses

Long-term investments                 $  (67,897)   $  (703,364)
                                      ----------    -----------
Total                                 $  (67,897)   $  (703,364)
                                      ==========    ===========


As of July 31, 1999, net unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

                                                            Net
                            Gross          Gross         Unrealized
                          Unrealized     Unrealized     Appreciation
                         Appreciation   Depreciation   (Depreciation)

Fundamental Value
Portfolio                 $18,511,233   $(5,180,258)    $13,330,975
Global Opportunity
Portfolio                   7,948,176    (3,217,355)      4,730,821
Growth Opportunity
Portfolio                  24,551,861    (2,509,460)     22,042,401
Quality Bond Portfolio         16,469      (933,785)       (917,316)
US Government Securities
Portfolio                      10,100      (713,464)       (703,364)


The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $97,744,873 for the Fundamental Value Portfolio, $56,807,290 for the Global Opportunity Portfolio, $127,146,747 for the Growth Opportunity Portfolio, $18,604,480 for the Quality Bond Portfolio, and $20,267,613 for the US Government Securities Portfolio.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the six months ended July 31, 1999 and the year ended January 31, 1999, respectively, were as follows:

                                      For the Six       For the
                                      Months Ended     Year Ended
                                     July 31, 1999   Jan. 31, 1999

Fundamental Value Portfolio           $   430,360     $23,869,513
Global Opportunity Portfolio           (6,693,613)      1,550,635
Growth Opportunity Portfolio           33,575,430      49,407,790
Quality Bond Portfolio                  1,194,524       7,232,908
US Government Securities Portfolio     (1,818,080)     10,369,240


Transactions in capital shares for each class were as follows:

Fundamental Value Portfolio
Class A Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                                4,017    $    60,525
Shares redeemed                           (2,226)       (33,886)
                                      ----------    -----------
Net increase                               1,791    $    26,639
                                      ==========    ===========


Fundamental Value Portfolio
Class A Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                               10,754    $   161,658
Shares issued to shareholders in
reinvestment of distributions              1,225         17,038
                                      ----------    -----------
Total issued                              11,979        178,696
Shares redeemed                           (9,325)      (134,621)
                                      ----------    -----------
Net increase                               2,654    $    44,075
                                      ==========    ===========


Fundamental Value Portfolio
Class B Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                              547,966   $  8,069,222
Shares redeemed                         (588,823)    (8,561,050)
Automatic conversion of shares           (25,514)      (384,707)
                                      ----------    -----------
Net decrease                             (66,371)   $  (876,535)
                                      ==========    ===========


Fundamental Value Portfolio
Class B Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                            1,426,995   $ 20,878,799
Shares issued to shareholders in
reinvestment of distributions            225,258      3,081,461
                                      ----------    -----------
Total issued                           1,652,253     23,960,260
Shares redeemed                         (639,677)    (9,108,251)
Automatic conversion of shares           (23,354)      (336,901)
                                      ----------    -----------
Net increase                             989,222    $14,515,108
                                      ==========    ===========


Fundamental Value Portfolio
Class C Shares for the Six Months                       Dollar

Ended July 31, 1999                       Shares        Amount
Shares sold                              417,834    $ 6,204,492
Shares redeemed                         (341,161)    (4,970,221)
                                      ----------    -----------
Net increase                              76,673    $ 1,234,271
                                      ==========    ===========


Fundamental Value Portfolio
Class C Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                              877,348    $12,795,646
Shares issued to shareholders in
reinvestment of distributions            108,450      1,482,107
                                      ----------    -----------
Total issued                             985,798     14,277,753
Shares redeemed                         (409,005)    (5,866,086)
                                      ----------    -----------
Net increase                             576,793    $ 8,411,667
                                      ==========    ===========



Merrill Lynch Asset Builder Program, Inc., July 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


Fundamental Value Portfolio
Class D Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                               35,370    $   536,886
Automatic conversion of shares            25,068        384,707
                                      ----------    -----------
Total issued                              60,438        921,593
Shares redeemed                          (59,577)      (875,608)
                                      ----------    -----------
Net increase                                 861    $    45,985
                                      ==========    ===========


Fundamental Value Portfolio
Class D Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                               77,319    $ 1,160,248
Automatic conversion of shares            22,951        336,901
Shares issued to shareholders in
reinvestment of distributions             24,832        344,361
                                      ----------    -----------
Total issued                             125,102      1,841,510
Shares redeemed                          (64,966)      (942,847)
                                      ----------    -----------
Net increase                              60,136    $   898,663
                                      ==========    ===========


Global Opportunity Portfolio
Class A Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                                1,049    $    12,970
Shares redeemed                           (1,785)       (22,248)
                                      ----------    -----------
Net decrease                                (736)   $    (9,278)
                                      ==========    ===========


Global Opportunity Portfolio
Class A Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                                6,091    $    72,429
Shares issued to shareholders in
reinvestment of distributions                 37            472
                                      ----------    -----------
Total issued                               6,128         72,901
Shares redeemed                           (5,305)       (64,461)
                                      ----------    -----------
Net increase                                 823    $     8,440
                                      ==========    ===========


Global Opportunity Portfolio
Class B Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                              224,830    $ 2,732,260
Automatic conversion of shares           (13,316)      (162,705)
Shares redeemed                         (635,019)    (7,716,748)
                                      ----------    -----------
Net decrease                            (423,505)  $ (5,147,193)
                                      ==========    ===========


Global Opportunity Portfolio
Class B Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                              780,412    $ 9,256,376
Shares issued to shareholders in
reinvestment of distributions              7,851         97,584
                                      ----------    -----------
Total issued                             788,263      9,353,960
Automatic conversion of shares           (27,640)      (322,415)
Shares redeemed                         (724,680)    (8,517,247)
                                      ----------    -----------
Net increase                              35,943    $   514,298
                                      ==========    ===========


Global Opportunity Portfolio
Class C Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                              167,105    $ 2,030,544
Shares redeemed                         (259,735)    (3,152,510)
                                      ----------    -----------
Net decrease                             (92,630)   $(1,121,966)
                                      ==========    ===========


Global Opportunity Portfolio
Class C Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                              463,398    $ 5,459,304
Shares issued to shareholders in
reinvestment of distributions              3,028         37,573
                                      ----------    -----------
Total issued                             466,426      5,496,877
Shares redeemed                         (376,709)    (4,407,768)
                                      ----------    -----------
Net increase                              89,717    $ 1,089,109
                                      ==========    ===========


Global Opportunity Portfolio
Class D Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                               10,241    $   126,558
Automatic conversion of shares            13,093        162,705
                                      ----------    -----------
Total issued                              23,334        289,263
Shares redeemed                          (57,039)      (704,439)
                                      ----------    -----------
Net decrease                             (33,705)   $  (415,176)
                                      ==========    ===========


Global Opportunity Portfolio
Class D Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                               37,028    $   440,001
Automatic conversion of shares            27,344        322,415
Shares issued to shareholders in
reinvestment of distributions                712          8,947
                                      ----------    -----------
Total issued                              65,084        771,363
Shares redeemed                          (69,853)      (832,575)
                                      ----------    -----------
Net decrease                              (4,769)   $   (61,212)
                                      ==========    ===========


Growth Opportunity Portfolio
Class A Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                               13,262    $   245,752
Shares redeemed                           (5,572)      (103,625)
                                      ----------    -----------
Net increase                               7,690    $   142,127
                                      ==========    ===========


Growth Opportunity Portfolio
Class A Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                               19,308    $   302,071
Shares issued to shareholders in
reinvestment of distributions                597          9,622
                                      ----------    -----------
Total issued                              19,905        311,693
Shares redeemed                           (3,917)       (62,317)
                                      ----------    -----------
Net increase                              15,988    $   249,376
                                      ==========    ===========


Growth Opportunity Portfolio
Class B Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                            1,348,606    $24,755,182
Automatic conversion of shares           (22,898)      (422,244)
Shares redeemed                         (326,624)    (6,026,368)
                                      ----------    -----------
Net increase                             999,084    $18,306,570
                                      ==========    ===========


Growth Opportunity Portfolio
Class B Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                            2,139,948    $32,864,645
Shares issued to shareholders in
reinvestment of distributions             60,229        957,801
                                      ----------    -----------
Total issued                           2,200,177     33,822,446
Automatic conversion of shares            (6,136)       (95,275)
Shares redeemed                         (323,318)    (4,941,105)
                                      ----------    -----------
Net increase                           1,870,723    $28,786,066
                                      ==========    ===========


Growth Opportunity Portfolio
Class C Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                              964,141    $17,695,464
Shares redeemed                         (241,005)    (4,442,608)
                                      ----------    -----------
Net increase                             723,136    $13,252,856
                                      ==========    ===========


Growth Opportunity Portfolio
Class C Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                            1,420,650    $21,800,313
Shares issued to shareholders in
reinvestment of distributions             34,631        549,966
                                      ----------    -----------
Total issued                           1,455,281     22,350,279
Shares redeemed                         (207,727)    (3,224,985)
                                      ----------    -----------
Net increase                           1,247,554    $19,125,294
                                      ==========    ===========


Growth Opportunity Portfolio
Class D Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                              110,166    $ 2,061,723
Automatic conversion of shares            22,542        422,244
                                      ----------    -----------
Total issued                             132,708      2,483,967
Shares redeemed                          (32,703)      (610,090)
                                      ----------    -----------
Net increase                             100,005    $ 1,873,877
                                      ----------    -----------


Growth Opportunity Portfolio
Class D Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                               92,179    $ 1,434,470
Automatic conversion of shares             6,050         95,275
Shares issued to shareholders in
reinvestment of distributions              4,195         67,549
                                      ----------    -----------
Total issued                             102,424      1,597,294
Shares redeemed                          (22,687)      (350,240)
                                      ----------    -----------
Net increase                              79,737    $ 1,247,054
                                      ==========    ===========


Quality Bond Portfolio
Class A Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                                9,960    $    97,978
Shares issued to shareholders in
reinvestment of dividends                    228          2,228
                                      ----------    -----------
Total issued                              10,188        100,206
Shares redeemed                           (6,459)       (63,916)
                                      ----------    -----------
Net increase                               3,729    $    36,290
                                      ==========    ===========


Quality Bond Portfolio
Class A Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                                4,657    $    47,345
Shares issued to shareholders in
reinvestment of dividends and
distributions                              4,895         49,450
                                      ----------    -----------
Total issued                               9,552         96,795
Shares redeemed                         (121,469)    (1,230,280)
                                      ----------    -----------
Net decrease                            (111,917)   $(1,133,485)
                                      ==========    ===========


Merrill Lynch Asset Builder Program, Inc., July 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Quality Bond Portfolio
Class B Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                              217,527    $ 2,150,630
Shares issued to shareholders in
reinvestment of dividends                 29,811        292,987
                                      ----------    -----------
Total issued                             247,338      2,443,617
Automatic conversion of shares              (226)        (2,273)
Shares redeemed                         (169,402)    (1,658,262)
                                      ----------    -----------
Net increase                              77,710    $   783,082
                                      ==========    ===========


Quality Bond Portfolio
Class B Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                              714,191    $ 7,238,685
Shares issued to shareholders in
reinvestment of dividends and
distributions                             44,980        455,388
                                      ----------    -----------
Total issued                             759,171      7,694,073
Automatic conversion of shares            (1,217)       (12,248)
Shares redeemed                         (198,670)    (2,010,792)
                                      ----------    -----------
Net increase                             559,284    $ 5,671,033
                                      ==========    ===========


Quality Bond Portfolio
Class C Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                              100,334    $   992,056
Shares issued to shareholders in
reinvestment of dividends                 11,729        115,234
                                      ----------    -----------
Total issued                             112,063      1,107,290
Shares redeemed                          (65,216)      (640,850)
                                      ----------    -----------
Net increase                              46,847    $   466,440
                                      ==========    ===========


Quality Bond Portfolio
Class C Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                              263,076    $ 2,667,835
Shares issued to shareholders
in reinvestment of dividends
and distributions                         19,472        197,100
                                      ----------    -----------
Total issued                             282,548      2,864,935
Shares redeemed                         (112,038)    (1,132,914)
                                      ----------    -----------
Net increase                             170,510    $ 1,732,021
                                      ==========    ===========


Quality Bond Portfolio
Class D Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold.                              25,753    $   255,382
Automatic conversion of shares               226          2,273
Shares issued to shareholders in
reinvestment of dividends                  4,208         41,475
                                      ----------    -----------
Total issued                              30,187        299,130
Shares redeemed                          (39,613)      (390,418)
                                      ----------    -----------
Net decrease                              (9,426)   $   (91,288)
                                      ==========    ===========


Quality Bond Portfolio
Class D Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold.                             120,258    $ 1,221,715
Automatic conversion of shares             1,217         12,248
Shares issued to shareholders in
reinvestment of dividends and
distributions                              6,072         61,552
                                      ----------    -----------
Total issued                             127,547      1,295,515
Shares redeemed                          (32,858)      (332,176)
                                      ----------    -----------
Net increase                              94,689    $   963,339
                                      ==========    ===========


US Government Securities Portfolio
Class A Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                               13,756    $   142,440
Shares issued to shareholders in
reinvestment of dividends                  2,324         24,051
                                      ----------    -----------
Total issued                              16,080        166,491
Shares redeemed                         (110,871)    (1,144,829)
                                      ----------    -----------
Net decrease                             (94,791)   $  (978,338)
                                      ==========    ===========


US Government Securities Portfolio
Class A Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                               17,540    $   185,778
Shares issued to shareholders
in reinvestment of dividends and
distributions                             14,639        153,751
                                      ----------    -----------
Total issued                              32,179        339,529
Shares redeemed                         (219,139)    (2,309,136)
                                      ----------    -----------
Net decrease                            (186,960)   $(1,969,607)
                                      ==========    ===========


US Government Securities Portfolio
Class B Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                              378,779    $ 3,914,968
Shares issued to shareholders in
reinvestment of dividends                 28,979        298,288
                                      ----------    -----------
Total issued                             407,758      4,213,256
Automatic conversion of shares              (444)        (4,633)
Shares redeemed                         (388,902)    (4,006,460)
                                      ----------    -----------
Net increase                              18,412    $   202,163
                                      ==========    ===========


US Government Securities Portfolio
Class B Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                            1,193,298    $12,670,482
Shares issued to shareholders in
reinvestment of dividends and
distributions                            33,286         350,497
                                      ----------    -----------
Total issued                           1,226,584     13,020,979
Automatic conversion of shares              (878)        (9,217)
Shares redeemed                         (448,830)    (4,731,353)
                                      ----------    -----------
Net increase                            776,876     $ 8,280,409
                                      ==========    ===========


US Government Securities Portfolio
Class C Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                              111,458    $ 1,152,238
Shares issued to shareholders in
reinvestment of dividends                  9,444         97,245
                                      ----------    -----------
Total issued                             120,902      1,249,483
Shares redeemed                         (165,027)    (1,702,331)
                                      ----------    -----------
Net decrease                             (44,125)   $  (452,848)
                                      ==========    ===========


US Government Securities Portfolio
Class C Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                              368,279    $ 3,907,650
Shares issued to shareholders in
reinvestment of dividends and
distributions                             12,091        127,255
                                      ----------    -----------
Total issued                             380,370      4,034,905
Shares redeemed                         (131,614)    (1,386,966)
                                      ----------    -----------
Net increase                             248,756    $ 2,647,939
                                      ==========    ===========


US Government Securities Portfolio
Class D Shares for the Six Months                       Dollar
Ended July 31, 1999                       Shares        Amount

Shares sold                               11,501    $   119,077
Automatic conversion of shares               444          4,633
Shares issued to shareholders in
reinvestment of dividends                  3,080         31,841
                                      ----------    -----------
Total issued                              15,025        155,551
Shares redeemed                          (72,504)      (744,608)
                                      ----------    -----------
Net decrease                             (57,479)   $  (589,057)
                                      ==========    ===========


US Government Securities Portfolio
Class D Shares for the Year                             Dollar
Ended January 31, 1999                    Shares        Amount

Shares sold                              144,907    $ 1,551,180
Automatic conversion of shares               878          9,217
Shares issued to shareholders in
reinvestment of dividends and
distributions                              3,471         36,636
                                      ----------    -----------
Total issued                             149,256      1,597,033
Shares redeemed                          (17,654)      (186,534)
                                      ----------    -----------
Net increase                             131,602    $ 1,410,499
                                      ==========    ===========



5. Commitments:
At July 31, 1999, the Global Opportunity Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $521,000 and $15,000, respectively.